UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
Washington, D.C. 20549	Expires: January 31, 2009
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

BERRY PETROLEUM COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Berry Petroleum Company Shareholder:

It is our pleasure to invite you to Berry Petroleum Company's 2011 Annual Meeting of Shareholders. This year's meeting will be held on Wednesday, May 11, 2011 at 10:00 a.m. (MDT), at the Ritz Carlton Hotel at 1881 Curtis Street, Denver, Colorado.  At the meeting we will focus on the business items listed in the notice of the meeting, which is contained on the cover page of this Proxy Statement.

We are pleased to take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to the shareholders over the Internet. We believe that this e-proxy process expedites shareholders' receipt of proxy materials and lowers the costs and reduces the environmental impact of our annual meeting. On April 1, 2011 we expect to also mail to our shareholders a Notice containing instructions on how to access our 2011 Proxy Statement and Annual Report and vote online. As we did last year we have elected to send a full paper copy of the Proxy Statement and Annual Report to our registered shareholders. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a Notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding all three methods of voting are contained on the proxy card.

We look forward to seeing you at the Annual Meeting.

This Proxy Statement is being mailed or transmitted on or about April 1, 2011 to the Company's shareholders of record on March 14, 2011.

Sincerely,

Martin H. Young, Jr.

Robert F. Heinemann

Chairman of the Board

President and

Chief

Executive Officer

BERRY PETROLEUM COMPANY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, May 11, 2011

10:00 a.m., MDT

Ritz Carlton Hotel

1881 Curtis Street

Denver, Colorado 80202

AGENDA:

1.

 To elect a board of ten Directors to serve until the next Annual Meeting of   Shareholders and until their successors are elected and qualified;

2.

 Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants;

3.

 Advisory (non-binding) vote  on Executive Officer Compensation;

4.

 Advisory (non-binding) vote  on Frequency of Advisory Vote on Executive Officer Compensation; and

5.

 To transact such other business as may be properly brought before the meeting or any adjournment thereof.

  Shareholders of record March 14, 2011 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

  Your vote is important so that as many Shares as possible will be represented.  Please vote by one of the following methods:

•

BY INTERNET

•

BY TELEPHONE

•

BY RETURNING YOUR PROXY CARD

April 1, 2011

Denver, Colorado

By Order of our Board of Directors

Davis O’Connor

Vice President, General Counsel

and Secretary

TABLE OF CONTENTS

        Page

Proxy Statement for the Annual Meeting of Shareholders

  1

Voting Securities

  1

General Information about the Annual Meeting and Voting

  2

Proposal No. 1 - Election of Directors

  5

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

  8

Proposal No. 3 – Advisory Vote on Executive Officer Compensation

  8

Proposal No. 4 – Frequency of Shareholder Advisory Vote on Executive Officer Compensation

  9

Corporate Governance

10

Communications with Our Board

11

Meetings and Committees of Our Board

13

Director Compensation

15

Security Ownership

16

Compensation Discussion and Analysis – Executive Compensation

17

Overview of 2010 Executive Compensation Disclosure

21

Components of Executive Compensation

23

2010 Executive Compensation

25

2011 Executive Compensation

29

Executive Compensation Tables

32

Change in Control Agreements

32

Compliance with IRC Section 162(m)

33

Report of the Compensation Committee of Our Board of Directors

33

Summary Compensation Table

34

Grants of Plan Based Awards

36

Outstanding Equity Awards at Fiscal Year-End

37

Option Exercises and Stock Vested

38

Supplemental Total Compensation Table

39

i

Potential Payments Upon Termination or Change in Control

40

Principal Shareholders

43

Section 16(a) Beneficial Ownership Reporting Compliance

44

Certain Relationships and Related Transactions

44

Report of the Audit Committee of Our Board of Directors

47

Fees to Independent Registered Public Accounting Firm for 2010 and 2009

48

Shareholders’ Proposal for Next Annual Meeting

49

Annual Report

49

Expenses of Solicitation

49

Other Matters

49

ii

Proxy Statement for the

Annual Meeting of Shareholders of

BERRY PETROLEUM COMPANY

To Be Held on Wednesday, May 11, 2011

SOLICITATION

This Proxy Statement is furnished by the Board of Directors of Berry Petroleum Company (respectively our Board and we, us or the Company) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on May 11, 2011, or at any adjournment thereof (the Annual Meeting or Meeting) pursuant to the Notice of Annual Meeting of Shareholders for said Meeting. This Proxy Statement and the proxies solicited hereby are being mailed or made available to our shareholders on or about April 1, 2011.

SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR OTHERWISE VOTE YOUR PROXY CARD VIA THE TELEPHONE OR INTERNET.

VOTING SECURITIES

March 14, 2011 has been fixed as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of March 14, 2011 there were 53,295,588 shares of Capital Stock, consisting of 51,504,604 and 1,797,784 shares, respectively, of our Class A Common Stock (Class A Common Stock or Common Stock) and our Class B Stock (Class B Stock), par value $.01 per share.

Our Certificate of Incorporation provides that all Capital Stock will vote together on all matters upon which the Capital Stock is entitled to vote, except for proposed amendments to our Certificate of Incorporation adversely affecting the rights of a particular class (which must be approved by the affected class voting separately). Each share of Class A Common Stock is entitled to one vote and each share of Class B Stock is entitled to 95% of one vote. The Certificate of Incorporation also provides for certain adjustments to the Capital Stock in the event a separate class vote is imposed by applicable law.

Holders of the Capital Stock are entitled to cumulative voting rights for election of Directors. Cumulative voting rights entitle a shareholder to cast as many votes as is equal to the number of Directors to be elected multiplied by the number of shares owned by such shareholder. A shareholder may cast all of such shareholder's votes as calculated above for one candidate or may distribute the votes among two or more candidates. If you choose to cumulate your votes, you will need to submit a proxy card or a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee.

If you sign your proxy card or voting instruction card with no further instructions, Robert F. Heinemann or Davis O. O’Connor, or their successors as appointed by our Board of Directors, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting. Unless otherwise instructed, the shares represented by proxies will be voted in the discretion of the proxy holders so as to elect the maximum number of nominees selected by us which may be elected by cumulative voting.

Cumulative voting applies only to the election of Directors. For all other matters, each share of Common Stock outstanding as of the close of business on the Record Date is entitled to one vote and each share of Class B Stock is entitled to 95% of one vote as described below.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

I am a beneficial shareholder; why did I just receive a one-page Notice in the mail regarding the internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission in the last few years, we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the Notice) to our beneficial owners. All beneficial shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found on the Notice. In addition, shareholders may request, by calling Broadridge Financial Solutions, Inc. (Broadridge) at the number listed on the Notice, to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•

View our proxy materials for the Annual Meeting on the internet; and

•

Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

Our Board of Directors has set March 14, 2011 as the record date for the Annual Meeting. If you were the owner of our Capital Stock at the close of business on March 14, 2011, you may vote at the Annual Meeting. Class A Common Stock shareholders are entitled to one vote for each share of Class A Common Stock held on the record date and Class B shareholders are entitled to 95% of one vote for each share of Class B Stock held on the record date, including shares:

•

held directly in your name with our transfer agent as a "shareholder of record" and

•

held for you in an account with a broker, bank or other nominee (shares held in "street name").

A list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder, for any purpose germane to the Annual Meeting, during normal business hours for a period of ten days before the Annual Meeting at our corporate offices at 1999 Broadway, Suite 3700, Denver, Colorado 80202, and at the time and place of the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A majority of our shares of Capital Stock outstanding as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 51,504,604 shares of our Class A Common Stock and 1,797,784 shares of Class B Stock outstanding. Your shares are counted as present at the Annual Meeting if you:

•

are present and vote in person at the Annual Meeting; or

•

have properly submitted your proxy card by mail or voted your proxy card by telephone or via the internet prior to the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

The items scheduled to be voted on at the Annual Meeting are:

•

Proposal 1 – Election of Directors.  The election of ten Director nominees to our Board of Directors until the next Annual Meeting of Shareholders, or until their respective successors are elected and qualified;

•

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of the appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accountants;

•

Proposal 3 – Advisory Vote on Executive Officer Compensation.  The advisory approval of the Executive Officer compensation as discussed and disclosed in the Compensation Discussion and Analysis (CDA) and the Executive Compensation Tables (together with the accompanying narrative disclosure);

•

Proposal 4 – Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Officer Compensation.  The frequency (be it every year, two years, three years, or a shareholder may abstain) with which the shareholders will vote on the approval of the Executive Officer compensation; and

•

Such other business as may be properly brought before the meeting or any adjournment thereof.

We are not currently aware of any other business to be acted upon at the Annual Meeting. If any other matters are properly submitted for consideration at the Annual Meeting, including any proposal to adjourn the Annual Meeting, the persons named as proxies shall vote the shares represented thereby in their discretion. Adjournment of the Annual Meeting may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of our Capital Stock representing a majority of the votes present in person or by proxy at the Annual Meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote:

•

Proposal 1 – Election of Directors.  "FOR ALL" of the Director nominees named in this Proxy Statement;

•

Proposal 2 – Ratification of Appointment of PwC.  "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants;

•

Proposal 3 – Advisory Vote on Executive Officer Compensation.  “FOR” the approval of the Executive Officer compensation as described and disclosed in the CDA and the Executive Compensation Tables (together with the accompanying narrative disclosure); and

•

Proposal 4 – Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Officer Compensation.  “FOR” a one-year interval for the shareholder advisory vote on Executive Officer compensation.

How many votes are required to approve each proposal?

Proposal 1 - Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the ten nominees who receive the largest number of "FOR" votes cast will be elected as Directors.

Proposal 2 – Ratification of the appointment of PwC for the current fiscal year requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

Proposal 3 – Advisory approval of the compensation of our Executive Officers requires the affirmative vote of a majority of the votes cast at the Annual Meeting.  Even though your vote is advisory and therefore will not be binding on us, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding Executive Officer compensation.

Proposal 4 – The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on Executive Officer compensation that has been approved by shareholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on us, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on Executive Officer compensation.

How are votes counted?

You may either vote "FOR" or "WITHHOLD" authority to vote for our Director nominees. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

You may vote "FOR," "AGAINST" or "ABSTAIN" on the Proposal 2, the Ratification of the Appointment of PwC, and for Proposal 3 Advisory Vote on Executive Officer Compensation.

You may vote "FOR," every year, “FOR” every two years, “FOR” every three years or “ABSTAIN” on Proposal 4, the Advisory Vote on the Frequency of an Advisory Vote on Executive Officer Compensation. If you abstain from voting on Proposals 2, 3 or 4, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting. An abstention will have the same effect as a vote against the proposal, except as to the Frequency of an Advisory Vote on Executive Officer Compensation in which an abstention will have no impact.

Broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-votes occur when brokers do not receive voting instructions from their customers and the broker does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, your broker may have authority to vote your shares on certain routine items but not on other items. Broker non-votes will not be counted for purposes of the election of Directors, or the advisory votes on Executive Officer compensation or the frequency of voting on Executive Officer compensation, but will be counted for the ratification of the appointment of PwC as our independent registered public accountants.

The persons named as proxy holders are Officers of Berry. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted in accordance with the instructions given. If you sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

How do I vote my shares without attending the Annual Meeting?

Whether you are a "shareholder of record" or hold your shares in "street name," you may direct your vote without attending the Annual Meeting in person. If you are a shareholder of record, you may vote by signing and dating your enclosed proxy card and mailing it in the postage-paid envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity. You may also vote by telephone or internet by following the instructions on the enclosed proxy card.

If your shares are registered in the name of a bank or a brokerage firm, you may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms participate in the Broadridge Investor Communications Services online program. This program provides eligible shareholders that hold shares in "street name" the opportunity to vote via the internet or by telephone. If your bank or brokerage firm is participating in Broadridge’s program, your proxy materials will provide voting instructions. Eligible shareholders who elected to receive our Proxy Statement and Annual Report to Shareholders via the internet will be receiving an e-mail on or about April 1, 2011 with information explaining how to access the Annual Meeting materials and instructions for voting. If you provide specific voting instructions by mail, telephone or the internet, your broker or nominee will vote your shares as you have directed.

How do I vote my shares in person at the Annual Meeting?

Even if you plan to attend the Annual Meeting, we encourage you to vote by signing, dating and returning the enclosed proxy card or otherwise to vote your proxy card via the telephone or internet so your vote will be counted if you are unable to, or later decide not to, attend the Annual Meeting. If you are a shareholder of record, you may vote in person by marking and signing the ballot to be provided at the Annual Meeting. If you hold your shares in "street name," you must obtain a form of proxy card in your name from your bank, broker or other shareholder of record in order to vote by ballot at the Annual Meeting.

What happens if my shares are held in more than one account?

If your shares are held in more than one account, you will receive a proxy card (or other voting instructions if your shares are held in street name) for each account. To ensure that all of your shares in each account are voted, you must sign, date and return each proxy card you receive or otherwise vote each proxy card via the telephone or internet.

How do I revoke my proxy and change my vote?

You may revoke your proxy at any time before the meeting.

Your method of doing so will depend upon how you originally voted:

By Internet – simply log in and resubmit your vote – Broadridge will only count the last instructions;

By Telephone – simply sign in and resubmit your vote - Broadridge will only count the last instructions; or

By Mail – you must give written notice of revocation to Broadridge, 51 Mercedes Way, Edgewood, NY 11717 as noted on the Notice, submit another properly signed proxy with a more recent date, or vote in person at the meeting. For written notices, you must include the control number that is printed on the upper portion of the proxy card.

Unless otherwise directed in the accompanying proxy card, persons named therein will vote "FOR" the election of the ten Director nominees listed under the Nominees for Election section below, "FOR" the ratification of the appointment of PwC as our independent registered public accountants, “FOR” the approval of the Executive Officer compensation as discussed in the CDA and the Executive Compensation Tables (together with the accompanying narrative disclosure) and “FOR” the frequency of the advisory vote on Executive Officer compensation being every year. As to any other business that may properly come before the Meeting, the proxy holders will vote in accordance with the recommendation of our Board of Directors.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election

Our Directors are elected at each Annual Meeting of Shareholders. Mr. Joseph H. Bryant has indicated his intention to retire from the Board of Directors effective as of the Annual Meeting of the Shareholders. Pursuant to the authority granted to the Board of Directors under the Company’s Certificate of Incorporation and the Bylaws, the Board of Directors has adopted a resolution that effective May 11, 2011, the number of Directors constituting the then Board of Directors shall be decreased to ten. Therefore at the Annual Meeting, ten Directors, constituting the authorized number of Directors, will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The nominees receiving the greatest number of votes at the Annual Meeting up to the number of authorized Directors will be elected.

The nominees for election as Directors at the Annual Meeting are set forth in the table below and are all incumbent Directors who were elected at the May 2010 Annual Meeting of Shareholders with the exception of Mr. Hadden and Mr. Reddin who were appointed February 10, 2011. The ages shown are as of December 31, 2010. Each of the nominees has consented to serve as a Director if elected. Unless authority to vote for any Director is withheld in a proxy, it is intended that each proxy will be voted "FOR" such nominees. In the event that any of the nominees for Director should, before the Meeting, become unable to serve, it is intended that shares represented by proxies, which are executed and returned, will be voted for such substitute nominees as may be recommended by our existing Board of Directors, unless other directions are given in the proxies. To the best of our knowledge, all the nominees will be available to serve.

YOUR BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ALL TEN DIRECTOR NOMINEES LISTED BELOW:

Director

      Nominee

Age

Position

Since

      Martin H. Young, Jr.

58

Chairman of the Board and Director

1999

      Robert F. Heinemann

57

President, Chief Executive Officer

2002

  and Director

      Ralph B. Busch, III

51

Director

1996

      William E. Bush, Jr.

63

Director

1986

      Stephen L. Cropper

60

Director

2002

      J. Herbert Gaul, Jr.

67

Director

1999

      Stephen J. Hadden

55

Director

2011

      Thomas J. Jamieson

67

Director

1993

      J. Frank Keller

67

Director

2006

      Michael S. Reddin

50

Director

2011

Set forth below is information concerning each of our nominee Directors.

Mr. Young was named Chairman of the Board of Directors on June 16, 2004 and is a member of the Audit Committee. Mr. Young has been the Senior Vice President and Chief Financial Officer of Falcon Seaboard Diversified, Inc. (Falcon) and its predecessor companies, Falcon Seaboard Holdings, L.P. and Falcon Seaboard Resources, Inc., since 1992. Falcon is a private energy company involved in natural gas exploration and production, real estate and private investments. In July 2007, Mr. Young retired as Chairman of the Board and as a member of the Board of the Texas Mutual Insurance Company, the largest provider of workers’ compensation insurance in the State of Texas. Prior to his employment with Falcon, Mr. Young had 13 years of banking experience, the last 10 working for a major California bank as the Vice President/Area Manager for the corporate banking group. In 2009, Mr. Young joined the Board of Cobalt International Energy, Inc. when it became a public company. Mr. Young’s experience in the energy business, in the banking business, in management and leadership of significant business enterprises as well as his leadership, consensus building, and diligence, among other attributes, led the Board of Directors to conclude that he should continue to serve as one of our Directors. Mr. Young has been determined to be an audit committee financial expert.

Mr. Heinemann was named the President and Chief Executive Officer (hereinafter referred to as CEO) on June 16, 2004 and was previously named the interim President and interim Chief Executive Officer on April 26, 2004 and the Chairman of the Board from April 1, 2004 until June 16, 2004. From December 5, 2003, to March 31, 2004, Mr. Heinemann was the Director designated to serve as the presiding Director at executive sessions of our Board in the absences of the Chairman and to act as liaison between the independent Directors and the Chief Executive Officer. From 2000 until 2002, Mr. Heinemann served as the Senior Vice President and Chief Technology Officer of Halliburton Company and as the Chairman of the Halliburton Technology Advisory Committee. He was previously with Mobil Oil Corporation (Mobil) where he served in a variety of positions for Mobil and its various affiliate companies in the energy and technical fields from 1981 to 1999, most recently as the Vice President of Mobil Technology Company and the General Manager of the Mobil Exploration and Producing Technical Center. As our CEO, with specific experience and knowledge in the energy business and in the management and leadership of a large business enterprise, the Board of Directors concluded that Mr. Heinemann should continue to serve as one of our Directors.

Mr. Busch is the Chairman of the Compensation Committee. Prior to November 2009, Mr. Busch also served on the Corporate Governance and Nominating Committee and prior to August 29, 2005, Mr. Busch also served on the Audit Committee. Mr. Busch is currently Executive Vice President and Chief Operating Officer for Aon Risk

Services West, Inc., Central California. Prior to his position with Aon Risk Services West, Inc., Central California, Mr. Busch was President of Central Coast Financial from 1986 to 1993. Mr. Busch is a cousin to William E. Bush, Jr. Mr. Busch’s experience in the insurance industry, and in particular analysis of risk, combined with his leadership of a large business enterprise and his diligence, among other attributes, led the Board of Directors to conclude that he should continue to serve as one of our Directors. In addition, Mr. Busch is also a member of the Berry family which continues to be significant shareholders of the Company.

Mr. Bush is the Chairman of the Corporate Governance and Nominating Committee. Mr. Bush is a marketing consultant and private investor. Mr. Bush was formerly the Plant Manager of California Planting Cotton Seed Distributors from 1987 to 2000 and served for over 27 years in various management positions with other companies. Mr. Bush was a director of Eagle Creek Mining & Drilling, Inc. (Eagle Creek) from 2003 to July 2010 and was previously a director of Eagle Creek from 1985 to 1998. Mr. Bush is a cousin to Ralph B. Busch, III. Mr. Bush’s experience in business enterprises and leadership positions in those enterprises as well as his diligence, among other attributes, led the Board of Directors to conclude that he should continue to serve as one of our Directors. Mr. Bush also has the longest experience with the Company dating to his service to one of our predecessors and his serving on our Board starting shortly after our formation. Mr. Bush is also a member of the Berry family which continues to be significant shareholders of the Company.

Mr. Cropper is a member of the Audit Committee and is also a member of the Corporate Governance and Nominating Committee. Mr. Cropper served as Chairman of the Audit Committee from June 2004 to May 2006. Mr. Cropper is a consultant and private investor. Mr. Cropper retired in 1998 after 25 years with The Williams Companies, most recently serving as the President and Chief Executive Officer of Williams Energy Services, which was involved in various energy related businesses. Mr. Cropper has also been a director of three other public entities for the past five years, Sunoco Logistics Partners L.P., Rental Car Finance Corp. and NRG Energy, Inc. and was also a director and member of the audit committee for Energy Transfer Partners, a public company, from 2000 until 2005. Mr. Cropper’s extensive experience in the energy business, and in the marketing of energy products, experience in management and leadership of significant business enterprises as well as his diligence, among other attributes, led the Board of Directors to conclude that he should continue to serve as one of our Directors. Mr. Cropper has been determined to be an audit committee financial expert.

Mr. Gaul is the Chairman of the Audit Committee. Previously, Mr. Gaul was a member and served as Chairman of the Corporate Governance and Nominating Committee. Mr. Gaul is a private investor. Mr. Gaul was the Chief Financial Officer for Gentek Building Products from 1995 to 1997 and served for over 25 years in senior treasury or finance positions with various other companies. Mr. Gaul’s particular extensive experience with the financial operations of a variety of companies as well as his diligence, among other attributes, led the Board of Directors to conclude that he should continue to serve as one of our Directors. Mr. Gaul has been determined to be an audit committee financial expert.

Mr. Hadden joined our Board of Directors on February 10, 2011. He is a member of the Corporate Governance and Nominating Committee. Mr. Hadden has over 30 years experience in the oil and gas industry having served in various management roles for Texaco and Chevron-Texaco. More recently, Mr. Hadden was Executive Vice President of Worldwide Exploration and Production for Oklahoma City based Devon Energy Corporation.  He has served on numerous oil and gas industry and charitable boards. Mr. Hadden’s extensive experience in the oil and gas industry, including familiarity with areas in which the Company operates, led the Board of Directors to appoint Mr. Hadden to a vacant position on the Board and to conclude that he should continue to serve as one of our Directors.

Mr. Jamieson is a member of the Compensation Committee and served as its Chairman until August 2009. Mr. Jamieson is also a member of the Audit Committee. Mr. Jamieson is the Chief Executive Officer, President, owner and founder of Jaco Oil Company since 1970. Jaco Oil Company, based in Bakersfield, California, is one of the largest independent gasoline marketers in the western United States. Mr. Jamieson is also the owner of several private businesses involved in the petroleum, real estate and water utility industries. Mr. Jamieson’s particular experience in petroleum, gasoline marketing and related businesses and management of those businesses as well as his diligence, among other attributes, led the Board of Directors to conclude that he should continue to serve as one of our Directors. Mr. Jamieson has been determined to be an audit committee financial expert.

Mr. Keller is a member of the Corporate Governance and Nominating Committee and is also a member of the Compensation Committee. Mr. Keller is a private investor. In February 2006, Mr. Keller retired from Bill Barrett Corporation, a public company, where he had served as a member of the board of directors and had most recently served as the Vice Chairman of the Board and Chief Operating Officer. Mr. Keller was previously a co-founder of Barrett Resources Corporation in 1981 and served as Barrett Resources' Executive Vice President from 1983 until Barrett Resources was acquired in 2001. Mr. Keller’s extensive experience in the oil and gas business and the operation and management of that business and, in particular in the Rocky Mountain Region, as well as his diligence, among other attributes, led the Board of Directors to conclude that he should continue to serve as one of our Directors.

Mr. Reddin was appointed to our Board of Directors on February 10, 2011. Mr. Reddin is a member of the Compensation Committee. Mr. Reddin is currently president and chief executive officer of Davis Petroleum Corporation, headquartered in Houston, Texas.  Prior to that, he was president and chief executive officer of Kerogen Resources, Inc.  Mr. Reddin has been employed in the oil and gas industry since the early 1980s, and has held leadership positions with BP America, Inc., Vastar Resources, Inc. and ARCO Oil & Gas Company.  Mr. Reddin’s extensive experience in the oil and gas industry, including familiarity with areas in which the Company operates, led the Board of Directors to appoint Mr. Reddin to a vacant position on the Board and to conclude that he should continue to serve as one of our Directors.

In considering all of the above described experience, qualifications, attributes and skills of each of the ten incumbent directors and further considering the diversity of background, viewpoints and experience as well as their collective ability to represent the interest of our shareholders, their integrity, commitment, independence of thought and judgment, ability to dedicate sufficient time and attention to their role and the balance of all of these attributes collectively within this group, the Board of Directors determined to nominate the ten incumbent directors for reelection.

The Company wishes to express its gratitude and appreciation to Mr. Joseph H. Bryant for his dedicated service as a Director of the Company since October 1, 2005.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (INDEPENDENT AUDITORS)

At its February 9, 2011 meeting, the Audit Committee recommended and approved the appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm (independent auditors) to examine our financial statements for the year ending December 31, 2011. Our Board of Directors unanimously agreed to the recommendation. We are seeking shareholder ratification of such action. In the event the shareholders fail to ratify the appointment of PwC, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may recommend the appointment of a different independent registered public accounting firm at any given time during the year if the Audit Committee determines that such a change would be in our best interest and in the best interest of our shareholders.

It is expected that representatives of PwC will attend the Annual Meeting and be available to make a statement or to respond to appropriate questions.

YOUR BOARD AND THE AUDIT COMMITTEE RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (INDEPENDENT AUDITORS).

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

Section 14A of the Securities and Exchange Act of 1934 (the “Exchange Act”) enables Company shareholders to vote to approve, on an advisory or non-binding basis, the compensation of our Executive Officers as disclosed in this Proxy Statement in accordance with SEC rules, most particularly in the Compensation Discussion and Analysis and the accompanying Executive Compensation Tables (together with the accompanying narrative disclosure).

The Company has a “pay-for-performance” philosophy that is the basis for decisions regarding compensation of the Company’s Executive Officers. The Company uses a combination of fixed and variable components to its compensation programs to reward and incentivize strong performance such as heavy emphasis on equity grants over fixed salary or annual cash bonuses.  This combination, coupled with features such as our officer stock ownership guidelines, aligns the interests of our Executive Officers with those of our shareholders. Our Executive Officer compensation program is designed to reward performance that creates long term shareholder value through the following features more fully discussed on pages 17 through 42:

•

Pay for performance principles and compensation program structures that are strongly aligned with the long term interests of our shareholders such that a major part of the Executive Officers’ total compensation is in equity awards, the value of which rises only when the shareholders experience an increase in share value.

•

Design features to enable us to attract, retain and motivate talented and experienced Executive Officers who are necessary to lead the Company in a highly competitive industry during a period of significant growth.

•

Our performance is reflected in our total shareholder return (TSR), measured over the past one year, three year and five year periods, which has consistently outperformed that of our peer group and the Global Industry Classification Standard (GICS) energy group. See the chart on page 17 of this Proxy Statement.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Executive Officers and the compensation policies and practices described in this Proxy Statement. Although the vote is advisory only and therefore not binding on the Company, the Board and Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the Executive Officer compensation as disclosed in this Proxy Statement, we will review the voting results, consider those shareholder concerns and evaluate whether any actions are necessary to address those concerns.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS AND THE EXECUTIVE COMPENSATION TABLES (TOGETHER WITH THE ACCOMPANYING NARRATIVE DISCLOSURE) CONTAINED ON PAGES 17 TO 42 OF THIS PROXY STATEMENT.

PROPOSAL 4

FREQUENCY OF SHAREHOLDER ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act also enables Company shareholders to vote, on an advisory or non-binding basis, on how frequently they would like to conduct a shareholder advisory vote on Executive Officer compensation as described in Proposal 3 above. You may vote on whether you prefer that this vote on Executive Officer compensation occur every one, two or three years, or you may abstain.

After consideration of the frequency alternatives, the Board believes that conducting a vote on executive compensation on an annual basis is appropriate for the Company and its shareholders at this time.

As with Proposal 3 above, the vote on this proposal is advisory only and not binding on the Company, the Compensation Committee or our Board. The Board and the Compensation Committee will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation.  However, because this vote is advisory and non-binding, the Board may decide it is in the best interests of the Company and its shareholders to hold an advisory vote more or less frequently than the alternative that has been selected by our shareholders.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” A FREQUENCY OF “ONE YEAR” FOR FUTURE ADVISORY SHAREHOLDER VOTES ON COMPENSATION OF THE EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Berry Petroleum Company is committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Officers and other documents of interest are available at http://www.bry.com. The contents of our website are not incorporated into this document.

Director Independence

In February 2007 and in February 2009, upon recommendation of the Corporate Governance and Nominating Committee, our Board amended our Director Independence Standards, originally adopted in February 2005. Our Director Independence Standards is available at http://www.bry.com. The contents of our website are not incorporated into this document.

After careful review, our Board has determined that with the exception of Mr. Heinemann, the President and  Chief Executive Officer, each of the current Directors (Mr. Ralph B. Busch, III, Mr. William E. Bush, Jr., Mr. Stephen L. Cropper, Mr. J. Herbert Gaul, Jr., Mr. Stephen J. Hadden, Mr. Thomas J. Jamieson, Mr. J. Frank Keller, Mr. Michael S. Reddin and Mr. Martin H. Young, Jr.) standing for re-election has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us) and is independent within the meaning of our Director Independence Standards. All Board committees are comprised entirely of independent Directors.

In reaching the findings of independence of the nine non-employee Directors, the Corporate Governance and Nominating Committee and our Board considered not only our categorical independence standards but each of the facts and circumstances of such nine Directors. Specifically with regard to the stock ownership by Mr. Bush and Mr. Busch of Eagle Creek (the parent company to S&D Supply Company) as described in related party transactions on page 45 of this Proxy Statement, our Board considered the fact that our transactions with S&D Supply Company are completed on a purchasing basis consistent with that used with all other vendors, are at prices competitive in the industry, and represent a benefit to us in the availability of the equipment utilized by us. The Board also considered the fact that these purchases represent less than 3% of our total purchases of such similar equipment and services, that this relationship between S&D Supply Company and us predates our formation in 1985, and that the relative ownership and relationship with Mr. Bush and Mr. Busch to Eagle Creek is a small minority of that company.

In considering the independence of Mr. Busch, Mr. Bush, Mr. Gaul and Mr. Young, our Board considered the fact each of them directly or through trusts or affiliates have purchased a position in our 8.25% Senior Subordinated Notes (Senior Subordinated Notes) and/or our various Senior Notes in transactions that did not involve the Company. These are publicly registered notes and these Directors and their affiliates received no consideration from the Company in this matter. In fact, our Board encourages our Directors to not only own stock in the Company, but, if they should see fit, to own other of our non-equity securities.  The Board would not consider any such ownership as impairing a Director’s independence. Currently, our only non-equity securities are the Senior Subordinated Notes issued pursuant to the Form 424B5 filed October 19, 2006, and the Senior Notes issued pursuant to the Form 424B5 filed May 22, 2009 (10 ¼% Senior Notes), Form 424B5 filed August 12, 2009 (10 ¼% Senior Notes), and Form 424B5 filed October 28, 2010 (6 ¾% Senior Notes).

The Board Role in Risk Oversight

The Board charges our Management with the responsibility to identify and manage risks and bring material risks in our business to the Board of Directors’ attention. Additionally, risk assessment is one of the many factors that the Board of Directors considers in all of the decisions it makes. Management does the same. Whether it is considering an acquisition or disposition, approving the capital budget, or approving compensation elements, potential risks are considered by our Board typically on a subjective and, if appropriate, on an arithmetic basis. The Audit Committee is assigned primary responsibility for oversight of risk assessment with financial implications. Our Compensation Committee has the primary responsibility to consider material risk factors in making recommendations and other decisions on overall Company compensation and specifically on executive compensation. The Corporate Governance and Nominating Committee monitors our governance and succession risks. As the ultimate approver of our capital budget, major acquisitions and dispositions, material contracts, compensation and other similar decisions, the Board of Directors retains the ultimate authority over assessing risks and their impacts on our business.

Nomination for Directors

Shareholder Nominees

If a shareholder wishes to recommend a nominee for our Board of Directors, the shareholder should write to our Corporate Secretary at:

Corporate Secretary

Berry Petroleum Company

1999 Broadway, Suite 3700

Denver, CO 80202

Shareholders should specify the name and address of the nominee and the qualifications of such nominee for membership on our Board of Directors. All such recommendations will be brought to the attention of the Corporate Governance and Nominating Committee.

Evaluating Nominees for Director

Recommendations for open Board positions may come from a variety of sources including business contacts of current and former Directors or Officers, a professional search firm selected by the Corporate Governance and Nominating Committee or shareholder nominations. In evaluating such recommendations, the Corporate Governance and Nominating Committee seeks to achieve a balance of knowledge, skills and experience on our Board. Each nominee will be considered based on the need or desire to fill existing vacancies, or to expand the size of our Board, and to select nominees that best suit our needs.

Director Qualifications

Director candidates will be evaluated based on criteria developed by the Corporate Governance and Nominating Committee from time to time for each individual vacancy. Qualifications that will be considered for all nominees include, but are not limited to:

•

the ability of the prospective nominee to represent the interests of our shareholders;

•

the prospective nominee’s personal and professional experiences and expertise;

•

the prospective nominee’s standards of integrity, commitment, independence of thought and judgment and avoidance of conflicts of interest;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the performance of his or her duties; and

•

the balance of diversity represented including diversity of viewpoints, background, experience and other demographics.

COMMUNICATIONS WITH OUR BOARD

Individuals may communicate with our Board by writing to:

Board of Directors

Berry Petroleum Company

1999 Broadway, Suite 3700

Denver, CO 80202

Communications that are intended specifically for the independent Directors or the presiding Director should be sent to the address above to the attention of the Chairman of the Board. Personnel designated by us will review and create a log of all such correspondence that, in our opinion, deals with the functions of our Board or committees thereof. The Chairman of the Board periodically reviews the log of all such correspondence we receive and determines which items to bring to the attention of the full Board or to any particular Committee of our Board.

Additional Information Concerning Directors

Since January 1, 2007, non-employee Directors, excluding the Chairman of the Board, have been paid a quarterly retainer fee of $10,000. Effective January 1, 2011, such quarterly retainer was increased to $12,500. Directors also have been paid $1,200 per day for each Board meeting day attended and $1,200 per day for each Committee meeting attended which is not held on the same day as a Board meeting. As of February 16, 2010, non-employee Directors were paid the same $1,200 fee but calculated per meeting rather than per day in recognition of the additional amount of work by our Directors, many of whom now serve on more than one Committee.

As of December 31, 2009, the Chairman of the Audit Committee received an additional retainer of $3,750 per quarter, the Chairman of the Compensation Committee receives an additional retainer of $3,750 per quarter, and the Chairman of the Corporate Governance and Nominating Committee received an additional retainer of $1,875 per quarter, each in addition to the meeting fees that are paid to other non-employee Directors. Effective January 1, 2011, the Chairman of the Audit Committee’s retainer was increased to $5,000 per quarter and the Chairman of the Corporate Governance and Nominating Committee’s retainer was increased to $2,500 per quarter.

Effective January 1, 2007, in lieu of the quarterly retainer paid to other Directors, the Chairman of the Board receives an annual Director’s fee of $150,000 payable quarterly in addition to the meeting fees that are paid to other non-employee Directors for Board meetings attended and meetings of Committees attended of which he is a member. Mr. Heinemann, as CEO, receives no further compensation as a Director.

We reimburse all Directors for their reasonable expenses in connection with their activities as Directors. The cost of any and all perquisites paid to or on behalf of each non-employee Director was less than $10,000 for 2010.

Each non-employee Director can elect to have his quarterly and meeting fees or other cash compensation paid in cash, or defer payment until his resignation from our Board of Directors in an interest bearing account or to a stock unit account which mirrors our Class A Common Stock under deferral provisions of the Non-Employee Director Deferred Stock and Compensation Plan. In February 2009 and February 2010, each of the non-employee Directors was granted a $100,000 cash award in lieu of any equity awards. By making such award, our Directors intended to preserve the availability of shares under our 2005 Equity Incentive Plan for awards to our employees.

The 2005 Equity Incentive Plan, which was approved by the shareholders in May 2005, allows for equity grants to Directors as recommended by the Compensation Committee and approved by our Board of Directors. Under the 2005 Equity Incentive Plan no options or restricted stock units (RSUs) were granted to the Directors in 2010, 2009 or 2008, but as discussed above, in lieu of direct equity grants, $100,000 cash awards were made in 2009 and 2010 of which 67% were converted into equity through individual Director elections into the Non-Employee Director Deferred Stock and Compensation Plan. In 2008, the decision was made to make the equity or cash awards to Directors after year-end which is why there is no award noted for 2008. For 2007, 3,956 options and 1,319 RSUs were granted to each of the non-employee Directors on December 14, 2007. The grant date fair market value of the total options and RSUs granted to each non-employee Director for 2007 was $115,002 based on the average of the high and low stock price of $43.61 on December 14, 2007. The 1,319 RSUs granted do not require any payment when exercised but are subject to a restriction that they may not be issued until at least January 2012 or earlier when the Director leaves our Board, subject to a Director's deferral election to thereafter receive the underlying shares in five equal installments or in a lump sum. All undistributed shares are immediately issued in the event of a change in control of the Company. The maximum option exercise period is ten years from the date of the grant. The options and RSUs issued to the Directors in December 2007 vested immediately.

On March 2, 2011, the Board of Directors, on the recommendation of the Compensation Committee, granted 2,499 RSUs to each of Mr. Bryant, Mr. Busch, Mr. Bush, Mr. Cropper, Mr. Gaul, Mr. Jamieson, Mr. Keller and Mr. Young in recognition of their past services and consistent with our past practice such that this grant vested immediately. Also on March 2, 2011, Mr. Hadden and Mr. Reddin were each granted 2,499 RSUs as an initial award to new directors which grants vest one year from the date of grant. The grant date fair market value of the RSUs was $120,000 based on the average of the high and low stock price of $48.03 on the grant date of March 2, 2011 pursuant to the terms of the 2005 Equity Incentive Plan. All of the RSUs granted to the Directors on March 2, 2011 do not require any payment when exercised, but may be deferred based on a deferral election that each of the Directors have completed until a number of years in the future or when the Director leaves our Board. Subject to the Director’s deferral election, the Director may receive the underlying shares in five equal installments or in a lump sum. All undistributed shares are immediately issued in the event of a change in control.

On February 17, 2010, our Board amended our Corporate Governance Guidelines (as further amended November 17, 2010) to require that within five years each Director own an amount of our shares having a value at least equal to five times the annual retainer we pay each Director. All of our current Directors satisfy this policy. See page 16 of this Proxy Statement for a summary of the share holdings in the Company by our Directors.

MEETINGS AND COMMITTEES OF OUR BOARD

Our Board

Each Director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all shareholder, Board and applicable Committee meetings. In 2010, our Board of Directors held twelve meetings, and the Audit Committee held nine meetings; the Compensation Committee held seven meetings, and the Corporate Governance and Nominating Committee held five meetings. All of the nominees holding office attended at least 75% of our Board meetings and meetings of Committees on which they were members. It is our policy that each member of our Board attend our Annual Meeting. All of our Directors then serving were present at the Annual Meeting held on May 12, 2010. Martin H. Young, Jr., the Chairman of the Board, has been chosen to be the presiding Director to preside over each executive session of the independent Directors. In the event the Chairman of the Board is unavailable, the remaining independent Directors will select the independent Director to preside over the executive session of the independent Directors. In 2004, our Board determined that it was best for our Company at that time and currently to have a Chairman of the Board separate from the CEO in order to facilitate communication between the independent Directors and our CEO and to relieve our CEO of many of the corporate governance responsibilities relevant to the Board of Directors.

Committees of our Board

Our Board has three standing Committees to facilitate and to assist our Board in the execution of its responsibilities. The Committees are currently the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. In accordance with New York Stock Exchange listing standards, all the Committees are comprised solely of non-employee, independent Directors. Charters for each Committee are available on our website at www.bry.com by first clicking on "Investor Center" and then "Corporate Governance." The contents of our website are not incorporated into this document. The table below shows current membership for each of the standing Board Committees:

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Stephen L. Cropper	Joseph H. Bryant	William E. Bush, Jr. *
J. Herbert Gaul, Jr. *	Ralph B. Busch III *	Stephen L. Cropper
Thomas J. Jamieson	Thomas J. Jamieson	Stephen J. Hadden
Martin H. Young, Jr.	J. Frank Keller	J. Frank Keller
Michael S. Reddin

* Committee Chairman

(1)

The Audit Committee

The Audit Committee has four members and met nine times in 2010. The Committee is composed solely of non-employee Directors, all of whom our Board has determined are independent pursuant to New York Stock Exchange rules. Our Board has also determined that each of Mr. Cropper, Mr. Gaul, Mr. Jamieson and Mr. Young is an audit committee financial expert as defined in Item 407(d) of Regulation S-K and that each member of the Audit Committee is an independent director as defined in the Securities Exchange Act of 1934. Mr. Gaul currently serves as the Chairman of the Audit Committee. The Audit Committee reviews, acts on and reports to our Board of Directors with respect to our auditing performance and practices, risk management, financial and credit risks, accounting policies, internal control, internal audit practices, tax matters, financial reporting and financial disclosure practices, and hedging practices and policies. The Audit Committee is responsible for: 1) reviewing the qualifications, independence and performance of, and selecting, our independent registered public accounting firm; 2) reviewing the scope of the annual audit; 3) pre-approving the nature of non-audit services; 4) approving the fees to be paid to the independent registered public accounting firm; 5) approving outside firms hired for their expertise to conduct special projects and internal audits and reviewing their reports; 6) reviewing our accounting practices; and 7) performing any other tasks as described in the Audit Committee’s Charter. Our Board approved the Charter of the Audit Committee which was last revised on February 17, 2010. The Charter is reviewed at least annually and is available at http://www.bry.com. The contents of our website are not incorporated into this document.

The report of the Audit Committee is included on page 47 of this Proxy Statement.

(2)

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (CGN Committee) of our Board of Directors consisted of three members (Mr. Bush, Mr. Cropper and Mr. Keller) until February 10, 2011 when it was expanded to four members (with Mr. Hadden joining the CGN Committee) and met five times in 2010. The CGN Committee is composed solely of non-employee Directors, all of whom our Board has determined are independent pursuant to New York Stock Exchange rules. Mr. Bush serves as Chairman of the CGN Committee. The CGN Committee is responsible for: 1) the development of governance guidelines and practices for the effective operation of our Board in fulfilling its responsibilities; 2) the review and assessment of the performance of our Board; 3) the nomination of prospective Directors for our Board of Directors and Board Committee memberships; 4) in conjunction with the Chairman of the Board, the Compensation Committee and the entire Board of Directors ensuring that executive succession planning is periodically considered; 5) monitoring Director compliance with our Stock Ownership Guidelines for Directors; and 6) performing any other tasks as described in the CGN Committee Charter. We regularly monitor developments in the areas of corporate governance. Our Board approved Charter of the CGN Committee was last revised on May 13, 2010, is reviewed at least annually and is available at http://www.bry.com. The contents of our website are not incorporated into this document.

(3)

The Compensation Committee

The Compensation Committee of our Board of Directors consisted of four members (Mr. Busch, Mr. Bryant, Mr. Jamieson and Mr. Keller) until February 10, 2011 when it was expanded to five (with Mr. Reddin joining the Committee) and met seven times in 2010. The Committee is composed solely of non-employee Directors, all of whom our Board has determined are independent pursuant to New York Stock Exchange rules. Mr. Busch serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for: 1) recommending to our Board of Directors total compensation for Executive Officers, including but not limited to, salaries, bonuses and all equity-based compensation; 2) evaluating, in conjunction with all the independent Directors, the performance of the CEO; 3) reviewing general plans of compensation and benefit programs for our employees; 4) recommending Director compensation; 5) reviewing and approving awards under our Incentive Compensation Plan; 6) monitoring Officer compliance with our Stock Ownership Guidelines for Officers; and 7) performing any other tasks as described in the Compensation Committee’s Charter. In addition, the Compensation Committee is charged with the responsibility, subject to certain authority reserved to our Board, of administering our 2010 Equity Incentive Plan, our 2005 Equity Incentive Plan and the 1994 Stock Option Plan. Our Board approved Charter of the Compensation Committee was last revised on February 10, 2011, is reviewed at least annually and is available at http://www.bry.com. The contents of our website are not incorporated into this document.

The report of the Compensation Committee is included on page 33 of this Proxy Statement.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by us to non-employee Directors for the fiscal year ended December 31, 2010.

Name (1)	Fees Earned or Paid in Cash or Deferred ($) (2)	Stock Awards ($) (3)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)
Martin H. Young, Jr.	$ 276,400	$ -	$ -	$ 24,253	$ 300,743
Joseph H. Bryant	$ 164,000	$ -	$ -	$ 9,137	$ 173,137
Ralph B. Busch, III	$ 177,750	$ -	$ -	$ 12,534	$ 190,284
William E. Bush, Jr.	$ 169,100	$ -	$ -	$ 4,739	$ 173,839
Stephen L. Cropper	$ 172,400	$ -	$ -	$ 1,058	$ 173,458
J. Herbert Gaul, Jr.	$ 180,200	$ -	$ -	$ 10,090	$ 190,290
Thomas J. Jamieson	$ 176,000	$ -	$ -	$ 18,555	$ 194,555
J. Frank Keller	$ 168,800	$ -	$ -	$ 6,325	$ 175,125

(1)

Robert F. Heinemann, our CEO, is not included in this table as he is our employee and thus receives no compensation for serving as a Director.

(2)

Represents the fees earned by each of the Directors under our Board of Director fee arrangements disclosed on page 12 of this Proxy Statement. Each Director is able to defer his fees in full or in part into the Non-Employee Director Deferred Stock and Compensation Plan as also disclosed above. In 2010, Mr. Young, Mr. Bryant, Mr. Jamieson and Mr. Keller deferred 100% of their Director's fees into the Plan and Mr. Busch deferred a portion of his Director's fees into the Plan.

(3)

The Directors did not receive any equity awards in 2010. On February 17, 2010, the Directors granted a cash award of $100,000 to each of the then eight non-employee Directors. Pursuant to the deferral elections previously in place, Mr. Young, Mr. Bryant, Mr. Busch, Mr. Cropper, Mr. Jamieson and Mr. Keller deferred all of this cash award into 3,511 stock units respectively under the Non-Employee Director Deferred Stock and Compensation Plan. The February 17, 2010 $100,000 grant is the same as the $100,000 cash award made on February 18, 2009 and is in contrast to the $115,002 grant date fair market value of the equity awards made to the Directors on December 14, 2007. In 2008, the decision was made to make the equity or cash awards to Directors after year-end which is why there is no award noted in 2008. Also not included in this table are the 2,499 RSUs granted to each non-employee Director on March 2, 2011, the same date that equity grants were made to the Officers and other employees. These RSU grants from the 2005 Equity Incentive Plan were valued at $120,000 for each Director. For Mr. Young, Mr. Bryant, Mr. Busch, Mr. Bush, Mr. Cropper, Mr. Gaul, Mr. Jamieson, and Mr. Keller, they were for past service and as such were immediately vested, and for Mr. Hadden and Mr. Reddin were new Director grants that vest in one year.

(4)

Reflects the dollar value of dividend equivalents earned by the Directors in 2010 and deferred in the Non-Employee Director Deferred Stock and Compensation Plan and the dividend equivalents paid to the Directors on the RSU’s outstanding. Also includes the interest earned by Mr. Keller for his deferral into the interest bearing account. At December 31, 2010, each Director had the following aggregate number of deferred stock units accumulated in their deferral accounts for all of their years of service for which they deferred compensation into the Plan as a Director, including additional share units credited as a result of the reinvestment of dividend equivalents: Mr. Young, 83,197 units; Mr. Bryant, 31,324 units; Mr. Busch, 42,714 units; Mr. Bush, 15,885 units; Mr. Cropper, 3,545 units; Mr. Gaul, 33,821 units; Mr. Jamieson, 63,018 units and Mr. Keller, 21,660 units. These share units are not included in the Security Ownership Table below because the share units are not issued nor do they have any voting power until such time as the Director retires or resigns from our Board. Mr. Heinemann has 3,175 deferred stock units under this Plan that relate back to the time he served as a Director prior to his employment with the Company.

SECURITY OWNERSHIP

Security Ownership of Directors and Executive Officers

The following table sets forth the beneficial ownership of our Class A Common Stock as of March 14, 2011 for each Director and nominee for Director, each Executive Officer in the Summary Compensation Table herein, and by all Directors (including nominees), our Executive Officers and other Officers as a group.

Name (1)	Class A Common Stock (2)	Options or RSUs Currently Exercisable or within 60 days	Total Stock and Stock Based Holdings (3)	Percent of Class (4)
Martin H. Young, Jr.	40,000	63,956	103,956
Robert F. Heinemann (8)	141,288	742,103	883,391	1.63%
Joseph H. Bryant	2,499	23,956	26,455
Ralph B. Busch, III (5)	353,216	63,956	417,172
William E. Bush, Jr. (6)	174,796	18,156	192,952
Stephen L. Cropper	5,000	53,956	58,956
J. Herbert Gaul, Jr.	42,499	23,956	66,455
Stephen J. Hadden	0	0	0
Thomas J. Jamieson (7)	254,862	63,956	318,818
J. Frank Keller	1,200	23,956	25,156
Michael S. Reddin	0	0	0
Michael Duginski (8)	34,859	263,100	297,959
David D. Wolf (8)	72,378	0	72,378
G. Timothy Crawford (8)	5,897	150,709	156,606
Davis O. O’Connor (8)	0	0	0
All Directors, Executive Officers and other Officers as a group – (20 persons) (9)	1,153,958	1,688,419	2,842,377	5.24%

(1)

All Directors and beneficial owners listed above can be contacted at Berry Petroleum Company, 1999 Broadway, Suite 3700, Denver, CO 80202.

(2)  Includes shares held directly or in joint tenancy, shares held in trust, by broker, bank or nominee or other indirect means and over which the individual or member of the group has sole voting or shared voting and/or investment power. Unless otherwise noted, each individual or member of the group has sole voting and investment power with respect to the shares shown in the table above.

(3)  Does not include 298,338 units in a stock account owned by the Directors which represent the economic equivalent of shares of Class A Common Stock which have been earned by nine of the Directors through the Non-Employee Director Deferred Stock and Compensation Plan. These share equivalents are subject to Class A Common Stock market price fluctuations and are non-voting. The stock account unit shares cannot be issued until the Director resigns or retires from our Board and are subject to their individual deferral elections.  As such, none of these shares are projected to be issued within 60 days. Stock account units owned as of March 14, 2011 were: Mr. Young, 83,197 units; Mr. Bryant, 31,324 units; Mr. Busch, 42,714 units; Mr. Bush, 15,885; Mr. Cropper, 3,545 units; Mr. Gaul, 33,821 units; Mr. Heinemann, 3,174 units; Mr. Jamieson 63,018 units and Mr. Keller 21,660 units. Mr. Heinemann’s participation relates to the time he was a Director prior to his employment by us.

(4) No current Director or Executive Officer, except Mr. Heinemann, beneficially owns more than 1% of the total outstanding shares of Class A Common Stock.

(5) Includes 139,119 shares held directly, 123,665 shares held in the B Group Trust at Union Bank of California which Mr. Busch votes, 70,000 shares held in a family trust for which Mr. Busch shares voting and investment power as co-trustee, 7,000 shares held in a family foundation for which Mr. Busch shares voting and investment power with his parent and siblings and 13,432 shares held in trust for his minor children.

(6)

Includes 173,996 shares held directly and 800 shares held in trust for Mr. Bush’s grandchildren.

(7)

Includes 58,000 shares held directly, 33,800 shares held indirectly by Mr. Jamieson through Jaco Oil Company, a corporation, 138,062 shares held indirectly through a trust and 25,000 shares held indirectly by Mr. Jamieson through a partnership, all entities for which he has investing and voting power for the shares.

(8)

Includes 128,746, 21,768, 67,819, 1,969 and 0 shares held directly by Mr. Heinemann, Mr. Duginski, Mr. Wolf, Mr. Crawford and Mr. O’Connor, respectively. Also includes 12,542, 13,091, 4,559, 3,928 and 0 shares held indirectly in the Company’s 401(k) Plan by Mr. Heinemann, Mr. Duginski, Mr. Wolf, Mr. Crawford and Mr. O’Connor, respectively. Does not include 75,044, 31,240, 26,930, and 12,755 vested restricted share units that are subject to deferral elections by Mr. Heinemann, Mr. Duginski, Mr. Wolf and Mr. Crawford, respectively.

(9)

Also includes an additional 21,054 shares held directly by our other Officers not included above and 4,410 shares held indirectly by our other Officers in our 401(k) Plan.

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

Executive Summary of 2010 Compensation Program

Directed by the Compensation Committee (for purposes of this Compensation Discussion and Analysis, the Committee), the objectives of our compensation program are to tie compensation to Company performance so as to ensure a positive outcome to the shareholders, incentivize executives to maximize performance for the Company’s benefit and to be fair to our employees and competitive in our industry so we can retain, attract and motivate quality employees which is critical to our success. To accomplish these objectives, we rely on the Committee and other Directors’ experience and judgment; the knowledge and recommendations of management, especially of the CEO; information from public filings about the compensation practices of other companies, especially of our peer group; survey data for compensation positions conducted by third party providers; the input and advice of our independent consultant; our historical pay practices and assessment of business and economic conditions with particular focus on the energy industry. We believe we met our goals in 2010 as evidenced by the following chart which reflects our Total Shareholder Return (TSR) compared to that of our peer group and the energy median. As shown by the chart, the Company’s TSR has remained above the median TSR for both the peer group (defined below) and the Global Industry Classification Standard (GICS) energy group during the 1, 3 and 5 Year measurement periods ending December 31, 2010.

Berry
Peer Group
Energy Group
60%
50%
40%
30%
20%
10%
0%
-10%
51.3%
26.2%
34.7%
0.9%
-9.8%
-3.0%
10.3%
1.3%
0.0%
1 year TSR
3 year TSR
5 year TSR

Source: Data in this graph has TSR data for the years 2005 through 2009 as provided by Equilar. Equilar is a private company providing products which allow for benchmarking and tracking executive and director compensation, equity grants and awards and compensation practices across thousands of public companies using SEC and proprietary survey data.

As a general guideline, the Committee believes that average Total Compensation, including base salary, annual bonus and the value of equity grants, for all of the Executive Officers as a group should be approximately at the median of the peer group. Based on the Committee’s analysis of the available data, the Committee concluded that the compensation paid to our Executive Officers was appropriate given the Company’s performance and its size and complexity.

In addition to the specific compensation decisions for the Executive Officers, in 2010 the Company:

• adopted stock ownership guidelines that require that the Executive Officers hold certain required levels of equity in the Company as more fully described in pages 24 and 25 of this Proxy Statement;

• changed the timing in which it makes its compensation decisions so that they are made after audited financial statements are finalized; and

• enhanced the Executive Officer compensation program by the addition of formal performance share standards with the adoption of the 2010 and 2011 Performance Share Award Programs (PSAP) described on pages 28 and 29 and pages 30 and 31 of this Proxy Statement. The Performance Share Award Program includes both strategic and financial objectives such as increases in production volumes, reductions in finding costs and overhead, G&A or cash flow metrics and an overall environmental health and safety performance metric that assures focus on those important matters.

While the Committee deals with compensation issues companywide, in compliance with applicable disclosure requirements, we will discuss in this Compensation Discussion and Analysis (CDA) only the executive compensation of five named executive officers consisting of:

Executive Officer

Position

Robert F. Heinemann

President and Chief Financial Officer (CEO)

Michael Duginski

Executive Vice President and Chief Operating Officer (COO)

David D. Wolf

Executive Vice President and Chief Financial Officer (CFO)

G. Timothy Crawford

Senior Vice President of California Production

Davis O. O’Connor

Vice President, General Counsel and Secretary

Compensation Philosophy

Our compensation philosophy is designed to support the overall objective of maximizing the return to our shareholders while maintaining a qualified workforce by:

(1)

attracting, developing, rewarding, retaining and motivating highly qualified and productive individuals;

(2)

directly aligning compensation with both the Company’s performance and individual performance;

(3)

ensuring compensation levels that are externally competitive and internally equitable; and

(4)

encouraging executive stock ownership to enhance a mutuality of interest with our shareholders.

It is the Committee’s policy to provide incentives that promote both our short term and long term financial objectives that are appropriate to the nature of our assets. Base salary and short term incentive compensation are designed to reward achievement of short term objectives while the long term incentive compensation is intended to encourage employees, particularly executives, to focus on our long term goals. Our Board has determined that it is in our best interest to maintain flexibility when establishing executive compensation due to the intense competition for quality people within our industry and the volatility of commodity prices not under our direct control. Consequently, we have not set standards for executive compensation on a year to year basis nor set standards for the amount of short term versus long term compensation.

With the exception of our CEO, COO and CFO, we do not have employment agreements (other than change in control agreements, discussed below) with any of our employees. As to any given individual, the factors considered in any compensation decision include, but are not limited to, the complexity of that individual’s job, the person’s demonstrated contributions to our values, competitive pressures in the marketplace and his or her relative performance compared to peers within the Company. These factors are not approached on a formulaic basis but are addressed by the Committee subjectively.

Risk Assessment

We consider the inability to attract or retain qualified motivated employees as a primary risk for the Company as we operate in a highly competitive industry. In approving elements of the compensation program, the Committee and the Board prefer a balancing of factors to avoid having any one performance metric become an overriding influence. For that reason, the incentive compensation program (ICP) described below balances a number of metrics such as production targets against finding and development costs. The ICP also has a multiplier for environmental health and safety (EHS) performance to ensure that EHS is given a proper amount of attention by program participants. The Performance Share Award Program, also described below, uses the performance measures over a three-year period in order to mitigate against a short term focus at the expense of long-term results by our senior executives, including the Executive Officers. After review of all these elements and specific discussion of them and others at scheduled meetings at least annually, the Committee and our Board have determined that it is not reasonably likely that our compensation programs and policies create risks that will have a material adverse effect on us.

Process to Set Executive Compensation

The Committee has responsibility for establishing, implementing and continually monitoring adherence with our compensation philosophy subject to the ultimate approval of our Board of Directors. The Committee ensures that the total compensation paid to the Executive Officers is fair, reasonable, competitive, and aligned with shareholder interests. In carrying out its responsibilities, the Committee is authorized to engage outside advisors as the Committee deems appropriate. In January 2010, the Committee retained the services of Deloitte Consulting LLP (Deloitte). The services provided by Deloitte include obtaining information and providing advice on compensation practices by an industry peer group, the makeup of which was pre-approved by the Committee and is described below, as well as a broader spectrum of companies. Deloitte also provided advice on the Company’s compensation practices and assisted with the development of the 2010 and 2011 Performance Share Award Programs, described below.

When determining the compensation for the Executive Officers (excluding the CEO), the Committee consults with, and receives recommendations from, the CEO as to each element of compensation for each of the Executive Officers. The CEO does not make recommendations concerning his own compensation.

Salary, annual cash bonuses and equity awards are the primary focus of our program and we believe attention to all three is particularly important, along with other customary benefits, to retain our existing personnel and to attract and hire new employees. After consulting with the CEO and any advisors, such as Deloitte, that the Committee deems necessary, the Committee recommends to our Board the compensation it deems appropriate for each of the Executive Officers. All compensation for our Officers is subject to Board approval. Currently, all equity grants are ultimately reviewed and ratified by the Committee and the Board. Our CEO does not participate in discussions of the independent Directors regarding his compensation.

To evaluate compensation, we have utilized two external compensation surveys for the upstream oil and gas industry from Effective Compensation, Inc. (ECI) which focuses on both non-executive and executive positions and from Hewitt Associates, Inc. (now known as Aon Hewitt) which focuses on executive and technical/professional disciplines. We understand that both ECI and Aon Hewitt develop their data by anonymously collecting data from participating companies and then publishing that data for all the participants to use to assist in compensation decisions. We used this information to evaluate whether or not our compensation was consistent with market practice as disclosed by the surveys. Furthermore, we do our own internal analysis of the published compensation data of our peer group.

The make up of that peer group was determined by the Committee in consultation with the CEO and Deloitte and is as follows:

Peer Group Utilized for 2010 Analysis

Bill Barrett Corp.	Cabot Oil & Gas Corp.
Cimarex Energy Co.	Comstock Resources Inc.
Denbury Resources Inc.	Forest Oil Corp.
Mariner Energy, Inc.	Penn Virginia Corp.
Plains Explorations & Production Co.	Quicksilver Resources Inc.
SandRidge Energy, Inc.	SM Energy Company
Stone Energy Corp.	Swift Energy Co.
Whiting Petroleum Corp.

This peer group was considered as part of 2010 compensation decisions, including ultimately performance under the 2010 Performance Share Award Program, described below. In November 2010, Mariner Energy, Inc. ceased its separate existence following its merger with Apache Corporation. The Committee has determined to use the same peer group with Mariner Energy, Inc. removed so the group now consists of 14 companies rather than 15 companies (the peer group). It is our intent as much as reasonably possible to include in the peer group those companies whose attributes, including but not limited to size, properties, strategies and structure, are somewhat similar to ours and to use the same peer group to measure our performance for all relevant purposes and not just for executive compensation.

The Committee compares the competitive data as to the peer group for the base salary, short term incentive compensation and long term incentive compensation for each Executive Officer. When it is available, the data also is used to determine the relationship of cash compensation to equity compensation and the allocation of the long term compensation between time vested RSUs, stock option grants and performance based RSUs. As a general guideline, the Committee believes that the average Total Compensation, including base salary, annual bonus and the value of equity grants, for all of the Executive Officers as a group should be approximately at the median of the peer group. As the Committee reviewed the 2010 proxy data of the peer group prior to making its most recent decisions on compensation, it concluded that the compensation paid to our Executive Officers was appropriate given the Company’s performance and its size and complexity. The Committee further recognizes that the public data available as to the peer group is fundamentally at least a year or more old and, therefore, is only a directional tool in making decisions on executive compensation.

We believe equity grants to employees are an important tool to encourage equity ownership and therefore create stronger alignment with the interests of our shareholders. In 2009 and 2010 all our equity grants to employees were in the form of RSUs, which are an important foundation of equity ownership that retain value in volatile commodity markets. We continue to believe stock options are by their nature tied to performance and therefore remain part of the compensation tools our Board has used and may use in the future. No stock options were granted in 2009 or 2010, but stock options were granted in March 2011.

From the time we became a public company, executive compensation decisions were finalized in December of each year, with salary adjustments deemed to be effective January 1st of the following year, cash bonuses typically paid in January of the following year and equity grants effective on the date of the Board decision in December of each year. In approximately December 2006, the approach was modified to provide that the Officers would not receive their cash bonuses until after audited financials for the year just ended had been released. In March 2010, an additional adjustment was made to the equity component of the executive compensation by the adoption of the 2010 Performance Share Award Program (described in detail below), that created a program for the first time that was not only time vested as to equity grants, but related to a specific performance period of three years commencing January 1, 2010.

In 2010, the Committee and the Board determined to change the date on which it makes all of the decisions on salary adjustments, cash bonuses and equity awards to March of the following year such that rather than these decisions having been made in December 2010, they were made March 2, 2011. The Board and the Committee anticipate that this change of timing will continue into the future such that decisions on executive compensation will likely next be made in March 2012. This change ensures that compensation decisions are made after the full year’s performance for the prior year, i.e., for 2010, was complete and the Company’s annual report on Form 10K and its financial statements were finalized. While the Company has specific policy and contractual requirements that no bonus is actually a right of an employee unless and until the day it is paid to that employee, we have nevertheless presented the March 2, 2011 cash bonus as part of 2010 non-equity compensation as the bonuses were based upon an analysis of the Company’s performance in 2010 under the 2010 ICP. Because we believe that the Summary Compensation Table alone will not completely inform you as to our Board and Committee’s perspective on total compensation for 2010 for the Executive Officers, we have provided a supplemental table that, among other information, reflects total executive compensation as including the March 2011 equity grants as if they had been declared in December 2010 (but using actual values as of March 2, 2011) (see pages 39 and 40 for the additional Supplemental Total Compensation Table and footnotes).

OVERVIEW OF 2010 EXECUTIVE COMPENSATION DISCLOSURE

Description of Executive Officers

As noted above, as determined under the rules of the Securities and Exchange Commission, our Executive Officers consist of Mr. Heinemann, Mr. Duginski, Mr. Wolf, Mr. Crawford and Mr. O’Connor. Ages are as of December 31, 2010.

Mr. Heinemann, 57, was named the President and Chief Executive Officer on June 16, 2004 and was previously named the interim President and interim Chief Executive Officer on April 26, 2004 and the Chairman of the Board from April 1, 2004 until June 16, 2004. From December 5, 2003, to March 31, 2004, Mr. Heinemann served as the Director designated to preside at executive sessions of our Board in the absences of the Chairman as well as to act as liaison between the independent Directors and the Chief Executive Officer. From 2000 until 2002, Mr. Heinemann served as the Senior Vice President and Chief Technology Officer of Halliburton Company and as the Chairman of the Halliburton Technology Advisory committee. He was previously with Mobil Oil Corporation (Mobil) where he served in a variety of positions for Mobil and its various affiliate companies in the energy and technical fields from 1981 to 1999, most recently as the Vice President of Mobil Technology Company and the General Manager of the Mobil Exploration and Producing Technical Center. Mr. Heinemann has bachelors and doctorate degrees in Chemical Engineering from Vanderbilt University, Nashville, Tennessee.

Mr. Duginski, 44, has been Executive Vice President and Chief Operating Officer (COO) since September 2007. Mr. Duginski served as Executive Vice President of Corporate Development and California from October 2005 to August 2007; he acted as Senior Vice President of Corporate Development from June 2004 through October 2005 and as Vice President of Corporate Development from February 2002 through June 2004. Mr. Duginski, a mechanical engineer, was previously employed by Texaco, Inc. from 1988 to 2002 where his positions included Director of New Business Development, Production Manager and Gas and Power Operations Manager. Mr. Duginski is also an Assistant Secretary.

Mr. Wolf, 40, has been Executive Vice President and Chief Financial Officer (CFO) since August 2008.  Mr. Wolf was previously employed by JPMorgan from 1995 to 2008 where he served as a Managing Director in JPMorgan's Oil and Gas Group and participated in numerous equity, debt and M&A transactions in the energy industry.

Mr. Crawford, 50, has been Senior Vice President of California Production since May 2009.  Mr. Crawford served as Vice President of California Production from October 2005 until May 2009, Vice President of Production from December 2000 through October 2005 and as Manager of Production from January 1999 to December 2000. Mr. Crawford, a petroleum engineer, previously served as the Production Engineering Supervisor for Atlantic Richfield Corp. from 1989 to 1998, with numerous engineering and operational assignments, including Production Engineering Supervisor, Planning and Evaluation Consultant and Operations Superintendent.

Mr. O’Connor, 56, was appointed Vice President, General Counsel and Secretary effective October 8, 2010.  Mr. O’Connor previously served as a partner and an associate with the Denver law firm of Holland & Hart LLP since 1979 where he practiced in the areas of domestic and international business transactions including mergers, acquisitions, divestitures, joint ventures and related transactions primarily in the oil and natural gas industry. Mr. O’Connor earned his Bachelor’s and Juris Doctor degrees from Cornell University.

Chief Executive Officer

On June 23, 2006, we entered into an amended and restated employment agreement with Mr. Heinemann (the Amended and Restated Employment Agreement) that extended the term of Mr. Heinemann's employment until January 31, 2010 and provides that we may annually elect to extend the term for an additional year by giving two years prior notice. Each December thereafter starting in 2007 and including December 2010, the Board exercised its right to give notice to Mr. Heinemann of additional one year extensions of the Amended and Restated Employment Agreement such that his agreement now expires January 31, 2014. In November 2008, a further amendment was entered into for the sole purpose of ensuring compliance with certain technical terms under IRC Section 409A.

The Amended and Restated Employment Agreement provides for an annual salary of $500,000, which was adjusted by the Board to $620,000 in January 2010, and eligibility for a discretionary annual bonus with a target of 100% of the base salary, provided that the bonus may range from 50% to 200% of the base salary (although in certain circumstances it may be less). Mr. Heinemann’s incentive compensation is primarily derived from short term incentive compensation bonuses and long term incentive equity awards.

In the event we terminate Mr. Heinemann's employment without cause, or Mr. Heinemann terminates his employment for good reason, Mr. Heinemann will be entitled to severance in an amount equal to two times (1) his annual base salary, (2) his highest annual bonus in the last two years, and (3) our then maximum annual matching contribution to our 401(k) Plan, plus certain other benefits for a two year period. Mr. Heinemann's unvested stock options and RSUs will also fully vest upon such an event, provided, however, that the PSAP awards described below would not be payable until after the performance period. He will also have additional time to exercise stock options granted under our 1994 Stock Option Plan.

In the event we terminate Mr. Heinemann's employment without cause, or Mr. Heinemann terminates his employment for good reason within two years after (or in certain cases within six months before) a change in control, as defined, Mr. Heinemann will be entitled to the above benefits with respect to his stock options, RSUs, and the PSAP awards described below, and enhanced severance representing three times (1) his annual base salary, (2) highest annual bonus in the last two years, and (3) our then maximum annual matching contribution to our 401(k) Plan, and to continue certain other benefits for a period of three years. We also agree to pay Mr. Heinemann for any excise taxes on parachute payments imposed as a result of the foregoing benefits. See page 40 of this Proxy Statement for a table that summarizes certain of these benefits under described assumptions.

If Mr. Heinemann resigns or if we terminate his employment for cause, Mr. Heinemann is not eligible for any separation benefits and will forfeit all unvested stock options, RSUs and performance shares when his employment ends. The independent Directors acted unanimously to approve the Amended and Restated Employment Agreement, upon the recommendation of the Committee, and likewise unanimously approved the compensation awards to him thereafter and the notices of extension of the term of his Amended and Restated Employment Agreement.

Executive Vice Presidents

On November 19, 2008, we entered into employment agreements with Mr. Duginski and Mr. Wolf. Each of such employment agreements provides for a three-year term of employment and that the term of employment will thereafter be automatically renewed for successive one-year terms unless cancelled by either us or the executive upon six months notice. The employment agreements confirmed Mr. Duginski’s then current annual salary of $320,000 (adjusted to $329,600 for 2010) and Mr. Wolf’s then current annual salary of $300,000 (adjusted to $309,000 for 2010) (and Mr. Wolf’s initial cash bonus of $150,000), and eligibility for each executive to receive a discretionary annual bonus with a range from 50% to 200% of the base salary per year. In the event we terminate either Mr. Duginski or Mr. Wolf’s employment without cause, such executive’s employment terminates due to death or disability, or the executive terminates his employment for good reason, any outstanding equity awards may immediately vest.

In the event we terminate either Mr. Duginski or Mr. Wolf's employment without cause, or either terminates his employment for good reason within two years after a change in control, as defined, Mr. Duginski or Mr. Wolf will be entitled to the above benefits with respect to his stock options, RSUs, and the PSAP awards described below, and enhanced severance representing two and one-half times (1) his annual base salary, (2) highest annual bonus in the last two years and (3) our then maximum annual matching contribution to our 401(k) Plan, and to continue certain other benefits for a period of two and one-half years. We also agree to pay Mr. Duginski and Mr. Wolf for any excise taxes on parachute payments imposed as a result of the foregoing benefits. See page 40 of this Proxy Statement for a table that summarizes certain of these benefits under described assumptions.

Other Named Executive Officers

Other than employment agreements with Mr. Heinemann, Mr. Duginski and Mr. Wolf, and the Severance Protection Agreements described below, we have no employment agreements with our other Executive Officers.

See the Summary Compensation Table on pages 34 and 35 of this Proxy Statement for compensation descriptions for each of our Executive Officers.

COMPONENTS OF EXECUTIVE COMPENSATION

Base Salary

The Committee reviews the Executive Officers’ salaries annually. In determining appropriate salary levels, the Committee considers the level and scope of responsibility, experience, the Company’s performance, individual performance relative to internal peers, as well as pay practices of other companies relating to executives of similar responsibility. By design, we strive to set the average of Executives Officers’ base salaries at or close to the median of our peer group, adjusted for years of experience, individual performance and job responsibility.

Short Term Incentive Compensation

Our cash bonus program has evolved into a companywide process known as Short Term Incentive Compensation Program (ICP) for each calendar year. All employees participate in it with the intention of the ICP to align employee incentives to achievement of annual performance goals based upon the employee’s job position. The ICP design includes separate measurement grids for each of our asset teams and separate support services. Each of those measurement grids, however, weights 50% of the outcome on the results of the companywide measurement grid known as the Company scorecard. A committee of employees consisting of both management and non-management employees leads the development of the separate measurement grids for each of the asset teams and separate support services with Committee and Board approval of the Company scorecard. Once the individual Executive Officer’s cash bonus is established by the Committee and the Board, each Executive Officer’s (and certain other employees’) cash bonus is finalized by application of the Company scorecard.

Long Term Incentive Compensation

The Board and the Committee believe that making equity grants in any form is a significant element of compensation to incentivize the employee recipients. Long term incentive compensation is awarded to employees that we must retain or must hire in order to accomplish our strategic goals over the longer term. As with base salary and short term incentive compensation, the form and value of long term awards is determined by several factors. These factors include our need to retain a specific employee, the employee’s performance, the employee's ability to add value to our enterprise and the competitive compensation data. It is our opinion that our Executive Officers, along with our other Officers, have the highest opportunity, in comparison to other employees, to effectuate our achievement of our corporate strategies. The form of these long term awards has most recently been primarily Restricted Share Units (RSUs) with various vestings over time. We also believe stock options are an important tool in tying the long term interests of the shareholders with the long term interests of the employees. In 2010, we added another form of RSU that has a performance component with defined metrics. The 2010 and 2011 Performance Share Award program is described below.

As noted above, historically our time vested equity grants have been made in December of each year. Such equity grants were made in December 2009, but no grants were made in December 2010 and instead were made in March 2011, as discussed below. Stock options are priced on the day of our Board meeting at which the decision of the grants is made and for which the meeting date is set well in advance. Likewise all other stock options that may be occasionally granted during the year for new hires or special retention awards are priced on the date of grant. Under the 2005 Equity Incentive Plan, stock options were awarded at the average of the high and the low market sales price on the date of the award. For awards under the 2010 Equity Incentive Plan, approved by the shareholders in May 2010, the closing market price on the date of the award is used. Our Performance Share Award Program (PSAP) is currently intended to provide an annual incentive opportunity based on the overall success of the Company over a three year period and is designed to represent approximately 25% of the total equity granted to an

Executive Officer each year. The PSAP is designed to diversify our equity grant program beyond our prior practice of only granting options and RSU awards based on one year objectives. Each award under the PSAP is assigned an initial value established by the Committee at the time of the grant subject to the applicable terms of the 2005 Equity Incentive Plan, or the 2010 Equity Incentive Plan and the Award Agreement. After the applicable performance period has ended, the holder of an award is entitled to receive, provided that the holder is then employed by the Company (subject to certain exceptions described below), a payout of RSUs, equal to the predetermined initial value, but subject to the Committee’s discretion to reduce, but not increase, any such award. Payment of RSUs earned under any PSAP, if any, will be made in accordance with the terms and conditions of the applicable Award Agreement.

Officer Stock Ownership Guidelines

On November 17, 2010, the Board of Directors adopted Stock Ownership Guidelines for the Officers as follows:

The Company’s Officers should own, at a minimum, Qualified Securities (as defined below) in accordance with the following guidelines:

Title of Officer	Multiple of Base Salary
Chief Executive Officer	6 times

Executive Vice President, Chief Financial Officer, Chief Operating Officer	3 times

Vice President or equivalent	2 times

All other Officers	1 times

Each Officer shall meet such guidelines within five years of: (i) the date of adoption of this policy, for current Officers; or (ii) the date of appointment, for Officers appointed after the date of adoption of this policy.  If an Officer fails to meet the guidelines set forth above within the appropriate time frame, such Officer shall retain a minimum of fifty percent (50%), on a post-tax basis, of all future equity awards until the guidelines are met.

Qualified Securities shall include:

1.

a) Shares of the Company’s Common Stock, b) vested or unvested stock units, provided, however, that performance based share awards shall not be included until vested, and c) vested stock options unless, as of the first trading day of each calendar year, the exercise price is higher than the then current fair market value of the Company’s Common Stock, in each case owned individually by the Officer;

2.

Shares of the Company’s Common Stock held in the Officer’s 401(k) retirement plan;

3.

Qualified Securities owned jointly with, or separately by a spouse, domestic partner and/or minor children, either directly or indirectly; and

4.

Restricted stock units which have been deferred pursuant to an election made by the Officer under any of the Company’s equity incentive plans.

The value of Common Stock and stock units for the purpose of calculating Qualified Securities will be calculated on the first trading day of each calendar year based on their then fair market value and the value of the vested “in the money” stock options shall be the difference between the exercise price and the fair market value of the Common Stock.  Fair Market Value of the Common Stock is the closing price of the Company’s Common Stock on the first trading day of each calendar year.  Any subsequent change in the value of the Common Stock will not affect the amount of stock Officers should hold during that year. In the event of an increase in base salary, the applicable Officer shall not have to adjust his or her holdings until January 1st of the calendar year after the increase in base salary.

Unless a hardship withdrawal is approved by the Compensation Committee or the Compensation Committee Chairman, an Officer is expected to maintain ownership of the Qualified Securities in accordance with these guidelines for so long as he or she remains an Officer, provided, however, that when an Officer reaches the age of 60, the Company shall permit the ownership guidelines to be reduced.

The Compensation Committee reviewed compliance with the Officer Stock Ownership Guidelines on February 9, 2011 and concluded that all of the Company’s Officers are in compliance with the above guidelines.

In addition to the Stock Ownership Guidelines for Directors and Officers, pursuant to our Insider Trading Policy, our Directors and Executive Officers and others are prohibited from entering into any hedging contracts on our shares or from using Company shares they hold as collateral for any loans.

Perquisites and Other Personal Benefits

The Executive Officers are entitled to the same benefits coverage as all other employees such as health insurance, 125 Cafeteria Plan, reimbursement of ordinary and reasonable business expenses, relocation expenses when the relocation is at our request, and the like with the exception that the Executive Officers may also receive as a) monthly automobile allowance, b) an amount toward assisting them with financial planning services, c) executive life insurance, and d) 401(k) excess matching.

Pursuant to the terms of grants made before December 31, 2009 under our 2005 Equity Incentive Plan, each recipient of unvested RSUs receives a payment, in conjunction with our payment of dividends, equal to the amount of dividends that would have been paid on the shares of our Common Stock had the RSUs been converted to Common Stock. The Board determined to not offer this benefit on unvested equity grants made after January 1, 2010.

2010 EXECUTIVE COMPENSATION

Related to 2010, we compensated our Executive Officers with a compensation program composed of base salary, short term incentive compensation, long term incentive compensation, including the Performance Share Award Program described below, 401(k) excess matching, executive life insurance and other personal benefits each of which is discussed below for each Executive Officer.

The following chart shows the relative weighting of these different elements of our 2010 Executive Compensation for our Executive Officers as reflected in the Supplemental Total Compensation Table on page 39 of this Proxy Statement, not including any of the perquisites and other personal benefits which are considered ordinary and reasonable.

Following is a discussion of each specific element of the 2010 Executive Compensation Program.

Base Salary

Based on the decision of the Board and the Committee in December 2009, total base salaries for all employees were increased on average by 3% for 2010. For the Executive Officers 2010 salaries were set as follows:

Executive Officer	2010 Salary	Percentage Increase from Prior Year
Robert F. Heinemann	$620,000	3%
Michael Duginski	$329,600	3%
David D. Wolf	$309,000	3%
G. Timothy Crawford	$250,000	4%
Davis O. O’Connor[1]	$265,000	n/a

(1) Upon his commencing employment with us on October 8, 2010, Mr. O’Connor’s initial annual salary was set at $265,000.

2010 Short Term Incentive Compensation

The 2010 ICP had four companywide performance measures and each measure of performance had (i) an assigned relative weight and (ii) threshold, target and maximum levels for 2010. The initial target measures of performance for 2010 for the Executive Officers per the Company scorecard were as follows:

Measure of Performance (1)	Relative Weight	Threshold	Metric Target	Maximum
Discretionary Cash Flow ($MM)	30%	$280,000,000	$330,000,000	$365,000,000
Total Company Production (BOE/D)	30%	30,500	32,800	34,400
FD&A / BOE	30%	$ 14.00	$ 12.00	$ 10.00
G&A Costs / BOE	10%	$ 4.75	$ 4.25	$ 3.75
EHS Performance Factor	0.95-1.05	Applied to weighted scorecard results

(1) These measures of performance were based on the approved 2010 capital budget and assumed $60.00/BBL WTI crude price and $5.00/MM BTU HH gas price as well as differentials for oil and gas prices by region. The performance measures also included the effect of all hedging contracts in effect at the time the 2010 ICP was approved.

Additionally, there was an overall modifier based on our EHS performance which is applied based on companywide and regional performance. EHS performance for this purpose is evaluated by a committee of Management and non-Management employees, who establishes the criteria for the evaluation. Their report is supplied to the Committee for approval. The minimum and maximum adjustments for the EHS multiplier are generally between 95% and 105%, respectively.

The Committee and the Board, with input from the CEO, has the discretion to adjust the ICP Company scorecard over the course of the year. For example, adjustments to ICP targets may be required when events occur that could not be anticipated in the design of the ICP at the beginning of the year. These would include acquisitions completed over the course of the year or events outside our control such as disruptions in our access to crude oil and natural gas markets. Adjustments approved in November 2010 were as follows: 1) the cash flow metric was adjusted for actual commodity prices and existing hedge positions, increased production volumes from acquisitions made during the year and the supplemental capital approved for both the acquisitions and the balance of the Company portfolio, improved deferred income tax position and the discontinuation of capitalized interest in East Texas such that in aggregate, in 2010, the target for the cash flow metric was increased 15% with 65% of that increase attributable to pricing adjustments; 2) the production metric was adjusted upward for (a) the increased production resulting from our West Texas acquisitions and (b) the increased production from the supplemental capital approved during the year and downward to account for delays in obtaining governmental approvals for the 2010 diatomite development and accompanying steam injection curtailments resulting in an overall production metric decrease of approximately 200 BOE/D or 1%; 3) the FD&A/BOE metric was adjusted for the reserve additions associated with the West Texas acquisitions and the reserve reductions attributable to delays in the ability to drill in the diatomite project and accompanying steam injection curtailments (a net reserve addition of approximately 12.3 MMBOE) together with the acquisition costs associated with the West Texas acquisitions, resulting in an overall increase in the FD&A/BOE metric of approximately 13%; and 4) certain factors within the G&A metric were adjusted for changes in production volumes, but no adjustments were made in the absolute G&A expenses resulting in an overall increase in the target of approximately 1%. All reserve adjustments are consistent with the conclusions of our independent reserves engineers. Consequently, the final 2010 ICP measures of performance effective for the Executive Officers and the results were:

Measure of Performance	Relative Weight	Threshold	Metric Target	Maximum	Results
Discretionary Cash Flow ($MM)	30%	$320,000,000	$378,000,000	$417,000,000	$ 391,300,000
Total Company Production (BOE/D)	30%	30,300	32,600	34,190	32,666
FD&A / BOE	30%	$ 15.85	$ 13.58	$ 11.31	$ 13.60
G&A Costs / BOE	10%	$ 4.79	$ 4.28	$ 3.77	$ 4.43
EHS Performance Factor	Applied to weighted scorecard results				1.026

Therefore the final ICP factor used for the Executive Officers’ bonus calculations in March 2011 was 107%. Other than the 2010 ICP grants paid in March 2011, the only cash grant made to an Executive Officer in 2010 was $200,000 to Mr. O’Connor upon his hiring in recognition of his foregoing other opportunities.

Short Term Incentive Compensation Granted Under 2010 ICP

On March 2, 2011, the Board and the Committee awarded cash bonuses measured by the 2010 ICP as previously adjusted as follows:

Executive Officer	Bonus Targeted Payout of Salary Range %	Final Payout %	Final Payment [1]	2010 ICP Factor	Final Bonus
Robert F. Heinemann	50% - 200%	200%	$1,240,000[2]	107%	$1,326,800
Michael Duginski	50% - 200%	128%	$ 420,560 [3]	107%	$ 450,000
David D. Wolf	50% - 200%	121%	$ 373,834 [4]	107%	$ 400,000
G. Timothy Crawford	60% - 75%	71%	$ 177,570 [5]	107%	$ 190,000
Davis O. O’Connor	25%	25%	$ 65,000[6]	107%	$ 70,000

(1) Represents the award approved by the Board and Committee prior to application of the 2010 ICP outcome.

(2) Mr. Heinemann’s final short term compensation award was due to his extraordinary efforts and the overall Company performance in 2010.

(3) Mr. Duginski’s final short term incentive compensation was awarded to reflect his contributions in improving the Company’s production results, increasing total cash flow, leading the permit approval process essential to enhanced production from certain of the Company’s California properties, establishing the Company’s presence in the Permian Basin in Texas, confirming the Company’s Haynesville resource in East Texas and generating new production opportunities in the Company’s Uinta Basin assets.

(4) Mr. Wolf’s final short term incentive compensation was due to a result of his strong contributions to the Company’s strategic initiatives, managing the Company’s equity and bond offerings, increasing the Company’s research coverage, and enhancing the Company’s credibility with investors.

(5) Mr. Crawford’s final short term incentive compensation was due as a result of his successful efforts to recruit and develop experienced production teams in California, to position the Company as the oil developer of choice for the major oil companies in California, to secure the first cyclic steam underground injection permit issued by the California agency with jurisdiction over the Company’s oil properties, and to increase overall production from such properties.

(6) Mr. O’Connor’s short term incentive compensation was due to his effective transition into the Company and assumption of a broad range of duties and reflects a partial year of service since his employment commenced October 8, 2010.

Long Term Incentive Compensation

Other than (i) the 2010 Performance Share Award Program described below, and (ii) upon Mr. O’Connor’s commencement of services on October 8, 2010, he received 14,908 RSU grants with a value of $514,773 with three year cliff vesting, no equity grants were made to the Executive Officers in 2010.

2010 Performance Share Award Program

On March 16, 2010, the Board and the Committee adopted the 2010 Performance Share Award Program (2010 PSAP). At its meeting, the Board and Committee established the period 2010-2012 performance target that at all times during the period, the Company must maintain an interest coverage ratio (defined as the consolidated coverage ratio from our Senior Subordinated Notes and Senior Notes, which is commonly described as EBITDA/Interest Paid) that is no less than 2.5 (Coverage Ratio Test). The Coverage Ratio Test was chosen by the Committee to be based upon controllable performance factors and to align with our shareholders’ interests. If the Company has not met the Coverage Ratio Test, no shares will be issued under the 2010 PSAP.

Assuming the Coverage Ratio Test is met, the Committee will have the discretion to reduce, but not increase, the number of awards granted under the 2010 PSAP based upon certain performance measures (PM) for the Company as a whole. The PM are based on two equally weighted performance factors – Total Shareholder Return as compared to the peer group for years 2010 – 2012 (TSR) and compounded annual Production Growth as measured by average annual barrels of oil equivalent per day (BOE/D) (excluding acquisitions and divestitures) for years 2010-2012 (PG). If the TSR is below the 75th percentile of the peer group or the PG is below 44,100 BOE/D, the Committee intends to reduce the number of awards proportionately. If the TSR is below the 25th percentile of the peer group or if the PG is below 34,470 BOE/D, the Committee intends to eliminate all applicable 2010 PSAP awards. Additionally, the Committee may adjust the PM if any of the following events occur during the relevant performance period: production gains or losses based on the purchase or sale of assets; extreme price volatility; impairment of assets and/or counterparty failures beyond management control; natural disasters; legislative actions taken which negatively affect operations or results; changes in accounting or tax rules which significantly affect outcomes, and any extraordinary, unusual or non-recurring items.

The following maximum number of restricted share units to be issued under the 2010 PSAP to the five Executive Officers upon the Company’s successful achievement of the Coverage Ratio Test was established as follows:

Executive Officer

2010 - 2012 PSAP Award

Robert F. Heinemann

42,060

Michael Duginski

18,776

David D. Wolf

18,175

G. Timothy Crawford

  8,261

The Committee anticipates that if the Company should achieve a TSR equal to the 50th percentile of the peer group and the PG is at 39,100 BOE/D (each a Target), the following would be the actual awards:

Executive Officer

2010 - 2012 PSAP Award

Robert F. Heinemann

24,034

Michael Duginski

10,729

David D. Wolf

10,386

G. Timothy Crawford

  4,721

Mr. O’Connor is not a participant in the 2010 PSAP since he was not an employee on March 16, 2010.

Upon the death or disability of Mr. Heinemann, Mr. Duginski or Mr. Wolf, the award granted under the 2010 PSAP shall fully vest at the Target level and shall be paid in full. Upon the death or disability of Mr. Crawford, or the other Officers receiving 2010 PSAP awards, the award granted under the 2010 PSAP shall (1) immediately vest based on the pro-rata amount of time that has lapsed since the commencement of the performance period, in this case January 1, 2010, and the date of death or disability, and (2) shall be paid in full at the Target levels. Upon a Change in Control of the Company, as defined in the 2010 PSAP, all awards to the Executive Officers shall immediately vest and shall be paid in full at the Target levels. In the event Mr. Heinemann is involuntarily terminated without cause or terminates his employment for good reason, as set forth in his employment agreement, the award granted to him under the 2010 PSAP will be (1) fully vested, (2) paid when all other awards are paid, and (3) based on our actual performance.

2010 Perquisites and Other Personal Benefits

The specific details of the type and amounts of perquisites and other personal benefits paid to the Executive Officers in 2010 is contained in the table in footnote 4 of the Summary Compensation Table on pages 34 and 35 of this Proxy Statement.

2011 EXECUTIVE COMPENSATION

For 2011, we will compensate our Executive Officers with a compensation program consisting of base salary, short term incentive compensation, long term incentive compensation, including the 2011 Performance Share Award Program, perquisites and other personal benefits.

Base Salary

On March 2, 2011, the Board and the Committee determined to increase salaries for all employees on average by 4% effective February 27, 2011, the first day of the applicable pay period. For the Executive Officers 2011 salaries commencing February 27, 2011 are set as follows:

Executive Officer	2011 Salary	Percentage Increase from Prior Year
Robert F. Heinemann	$620,000	0%
Michael Duginski	$350,000	6%
David D. Wolf	$320,000	7%
G. Timothy Crawford	$285,000	14%
Davis O. O’Connor	$273,000	3%

2011 Short Term Incentive Compensation Program

On February 10, 2011, the 2011 ICP was approved by the Committee and the Board. The 2011 ICP has four companywide performance measures and each measure of performance has (i) an assigned relative weight and (ii)  threshold, target and maximum levels for 2011. The initial target measures of performance in 2011 for the Company scorecard are as follows:

Measure of Performance(1) (2)	Relative Weight	Metric Target
Discretionary Cash Flow ($MM)	30%	$ 400,000,000
Total Company Production (BOE/D)	30%	39,000
F&D/ BOE	30%	$ 17.00
Operating Margin ($/BOE)	10%	$ 35.00
EHS Performance Factor	0.95 – 1.05	Applied to weighted scorecard results

(1) The Committee and the Board retain the discretion to adjust the ICP targets when market conditions or other events occur that could not be anticipated in the design of the ICP at the beginning of the year. Examples include acquisitions and divestitures completed over the course of the year or other events outside our control such as disruptions in access to crude oil and natural gas markets.

(2) These measures of performance were based on the approved 2011 capital budget and assumed $75/BBL WTI crude price and $4.50/MM BTU HH gas price as well as differentials for oil and gas prices by region. The performance measures also included the effect of all hedging contracts in effect at the time the 2011 ICP was approved.

As noted in the table above, there is an overall modifier based on companywide EHS performance.

The target bonus percentage measured against base salary for each of the Executive Officers is as follows:

Executive Officer	Targeted Payment Range %
Robert F. Heinemann	50% - 200%
Michael Duginski	50% - 200%
David D. Wolf	50% - 200%
G. Timothy Crawford	60% - 75%
Davis O. O’Connor	75% - 100%

Long Term Incentive Compensation

Overall, our Board and Committee have determined that the equity grants for our Executive Officers will be weighted 50% in RSUs, 25% in non-qualified stock options and 25% in PSAP grants. Pursuant to the Executive Officer’s deferral elections, the RSUs, once vested, are either transferred to the Executive Officer when vested or deferred to the earlier of January 2016 or the January following the termination of employment subject to the Executive Officer’s deferral election as to whether to receive the shares in a lump sum or over five years. The total dollar value of each award was first determined for each of the individuals, based first on recommendations by Mr. Heinemann for the other Executive Officers and for Mr. Heinemann by the Committee using the Committee members’ experience and knowledge in evaluating the competitive data as to the chief executive officers within the peer group.  The Committee also compared long term compensation to the same data for the other Executive Officers. Overall the corresponding value of units granted to the Executive Officers on March 2, 2011 was approximately 13% higher compared to the value of the grants made on December 11, 2009 primarily due to the Company’s strong recovery from 2008 as measured by production, stock price and TSR, and the first-time employment of an inside general counsel. On March 2, 2011, the Board granted the following RSUs and stock options to the Executive Officers:

Name	Number of RSUs Awarded	Value of RSUs Awarded	Number of Stock Options Awarded	Value of Stock Options Awarded
Robert F. Heinemann	28,866	$ 1,400,000	33,129	$ 700,000
Michael Duginski	12,887	$ 625,000	14,790	$ 312,500
David D. Wolf	12,372	$ 600,000	14,198	$ 300,000
G. Timothy Crawford	6,444	$ 312,500	7,395	$ 156,250
Davis O. O’Connor	5,155	$ 250,000	5,916	$ 125,000

All of these grants were made out of the 2010 Equity Incentive Plan and in all cases the vesting is 25% per year over four years.  Also on March 2, 2011, the Committee adopted the 2011 Performance Share Award Program and made the grants described below (2011 PSAP). None of these grants are reflected in the Summary Compensation Table contained on page 34 of this Proxy Statement as they were granted in 2011, but we have included these RSUs and stock options in the Supplemental Total Compensation Table on page 39 of this Proxy Statement. Also included in the Supplemental Total Compensation Table are the grants made in March 2010 related to the 2010 PSAP. These 2010 PSAP awards are contained in the Summary Compensation Table since they were awarded in 2010, but when our Board and Committee evaluates equity grants related to 2010, it considers the RSUs and stock options granted in March 2011 and the 2010 PSAP awards. All of the RSU and stock options vest in 25% increments over four years and, except for Mr. Heinemann, each Executive Officer may exercise his vested options, prior to the expiration date, at any time up to eight months after such Executive Officer ceases to be an employee, director or consultant of the Company.  Mr. Heinemann has 10 years from the date of grant to exercise his options.

2011 Performance Share Award Program

On March 2, 2011, the Board and the Committee adopted the 2011 Performance Share Award Program (2011 PSAP). The Board and Committee established the period of 2011 to 2013 performance target that, at all times during the period, the Company must maintain an interest coverage ratio (defined as the consolidated coverage ratio from our Senior Subordinated Notes and Senior Notes, which is commonly described as EBITDA/Interest Paid) that is no less than 2.5 (Coverage Ratio Test). The Coverage Ratio Test was chosen by the Committee to be based upon controllable performance factors and to align with our shareholders’ interests. If the Company has not met the Coverage Ratio Test, no shares will be issued under the PSAP.

Assuming the Coverage Ratio Test is met, the Committee will have the discretion to reduce, but not increase, the number of awards granted under the PSAP based upon certain performance measures (PM) for the Company as a whole. The PM are based on two equally weighted performance factors – Total Shareholder Return as compared to the peer group for years 2011 – 2013 (TSR) and compounded annual Production Growth as measured by average annual barrels of oil equivalent per day (BOE/D) (excluding acquisitions and divestitures) for years 2011 - 2013 (PG). If the TSR is below the 75th percentile of the peer group or the PG is below 53,700 BOE/D, the Committee intends to reduce the number of awards proportionately. If the TSR is below the 25th percentile of the peer group or if the PG is below 41,100 BOE/D, the Committee intends to eliminate all applicable PSAP awards. Additionally, the Committee may adjust the PM if any of the following events occur during the relevant performance period: production gains and losses based on the purchase or sale of assets; extreme price volatility; impairment of assets and/or counterparty failures beyond management control; natural disasters; legislative actions taken which negatively affect operations or results; changes in accounting or tax rules which significantly affect outcomes; and any extraordinary, unusual or non-recurring items.

The following maximum number of restricted share units to be issued under the PSAP to the five Executive Officers upon the Company’s successful achievement of the Coverage Ratio Test was established as follows:

Executive Officer

2011 - 2013 PSAP Award

Robert F. Heinemann

25,257

Michael Duginski

11,275

David D. Wolf

10,824

G. Timothy Crawford

  5,637

Davis O. O’Connor

  4,510

The Committee anticipates that if the Company should achieve a TSR equal to the 50th percentile of the peer group and the PG is at 47,100 BOE/D (each a Target), the following would be the actual awards:

Executive Officer

2011 - 2013 PSAP Award

Robert F. Heinemann

14,432

Michael Duginski

  6,443

David D. Wolf

  6,185

G. Timothy Crawford

  3,221

Davis O. O’Connor

  2,577

Upon the death or disability of Mr. Heinemann, Mr. Duginski or Mr. Wolf, the award granted under the PSAP shall fully vest at the Target level and shall be paid in full. Upon the death or disability of Mr. Crawford or Mr. O’Connor, or the other Officers receiving PSAP awards, the award granted to such Executive Officer under the PSAP shall (1) immediately vest based on the pro-rata amount of time that has lapsed since the commencement of the performance period, in this case January 1, 2011, and the date of death or disability; and (2) shall be paid in full at the Target levels. Upon a Change in Control of the Company, as defined in the PSAP, all awards to the Executive Officers shall immediately vest and shall be paid in full at the Target levels. In the event Mr. Heinemann is involuntarily terminated without cause or terminates his employment for good reason, as set forth in his employment agreement, the award granted to him under the PSAP will be (1) fully vested, (2) paid when all other awards are paid, and (3) based on our actual performance.

2011 Perquisites and Other Personal Benefits

We are expecting that perquisites and other personal benefits for the Executive Officers in 2011 will be substantially similar to those paid in 2010.

EXECUTIVE COMPENSATION TABLES

On page 34 of this Proxy Statement is the Summary Compensation Table prepared in compliance with Section 14A of the Exchange Act and Regulation S-K. You should review this Summary Compensation Table and its footnotes carefully as it is prepared in compliance with the applicable rules of the SEC to provide you some ability to compare our compensation to that of other companies.

However, as noted above, primarily because of the change in timing of compensation decisions and grants, and the fact the Committee considers the value of the grants based on the share price on the day of grant, we have prepared a supplemental table entitled Supplemental Total Compensation Table. This is not prepared in accordance with the same SEC rules and will not, for at least three years, be the same as the Summary Compensation Table because with the Supplemental Total Compensation Table, we have intended to provide our perspective on the comparable compensation awards made related to the years of service for which the awards are intended. For example, in the Supplemental Total Compensation Table the awards made in March 2011 for equity grants are reflected as 2010 compensation even though they are not 2010 compensation for financial statement reporting purposes or tax purposes. This Supplemental Total Compensation Table and footnotes contained on pages 39 and 40 of this Proxy Statement should be considered with all of those limitations in mind. It is intended to be reflective of the philosophy and practice of the Board and the Committee in making awards to the Executive Officers.

CHANGE IN CONTROL AGREEMENTS

Since the late 1980s, we have provided salary continuation agreements for certain of our executives which provided for a multiple from two times to one-half times the executive’s salary and bonus, as defined, in the event of a defined change in control. These contracts are generally known as “single trigger” in that the payment was due without regard to future status of employment of that executive in the event that the change in control occurred. As part of the execution of the Amended and Restated Employment Agreement with Mr. Heinemann in June 2006, his salary continuation agreement was terminated and replaced by a provision that would pay Mr. Heinemann three times his compensation as described above, but would only be paid in the event there was both a change in control and either Mr. Heinemann was terminated or he resigned for good reason, as defined. This approach is known as a “double trigger.”

On August 22, 2006, upon recommendation of the Committee, our Board authorized a plan pursuant to which we would enter into a Change in Control Severance Protection Agreement (Severance Protection Agreement) in an approved form with each of our then Executive Vice Presidents, Vice Presidents, Controller, Treasurer and Corporate Secretary. The Severance Protection Agreements provide for payment of severance to the executive upon the termination of the executive's employment without cause or the resignation of employment by the executive for good reason, in either case within two years after a change in control of the Company. These Severance Protection Agreements are designed to attract and retain executives as we compete for talented employees in an environment where such protections are routinely provided. For Mr. Duginski and Mr. Wolf, the outstanding Severance Protection Agreements were terminated effective November 19, 2008, and the provisions of those agreements were incorporated into the terms of their respective employment agreements.

For the Senior Vice President and the Vice Presidents, the severance will be in an amount equal to two times: (1) annual base salary, (2) highest annual bonus in the last two years, (3) our then maximum annual matching contribution to our 401(k) Plan and (4) the executive's car allowance, if any. For the other covered Officers, the payment will be in an amount equal to one and one-half times the foregoing amounts. Such amounts will include any annual bonus earned by the executive for the calendar year in which a qualifying termination occurs, and no separate bonus will be paid. The Severance Protection Agreements also provide that we will, upon a qualifying termination, continue to pay the portion of the premium for the executive's health coverage that we paid before the qualifying termination, and continue to pay for term life insurance coverage at the level in effect before the qualifying termination, for a number of years equal to the compensation multiple approved for the executive. In addition, the Severance Protection Agreements provide that all unvested stock options, RSUs and the PSAP awards described above pursuant to the terms of those award agreements will fully vest upon a qualifying termination, and the executive will have additional time to exercise stock options granted under our 1994 Stock Option Plan. The Severance Protection Agreements also provide that we will pay the executive for any taxes on “parachute payments” imposed as a result of the foregoing benefits. The Committee and our Board believe that having these Severance Protection Agreements in place is an important retention incentive for our Officers. Effective October 8, 2010, Mr. O’Connor was entitled to the same Severance Protection Agreement as the other Vice Presidents as well as an Indemnification Agreement. Mr. Duginski and Mr. Wolf’s Employment Agreements and the Severance Protection Agreements are also all double trigger.

See “Potential Payments Upon Termination and Change in Control” beginning on page 40 for an analysis of the Severance Protection Agreements under described assumptions.

COMPLIANCE WITH IRC SECTION 162(M)

Our policy with respect to compensation paid to our Executive Officers is, to the extent possible, to deduct compensation that qualifies under Section 162(m) of the IRC, as amended, as an expense. Section 162(m) of the IRC and related Treasury Department regulations restrict deductibility of executive compensation paid to our Chief Executive Officer and each of the three other most highly compensated Executive Officers other than the Chief Financial Officer holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such Officers in any year and does not qualify for an exception under the statute or regulations. The Committee endeavors to maximize deductibility of compensation under Section 162(m) of the IRC to the extent practicable while maintaining a competitive, performance-based compensation program. However, tax consequences, including but not limited to tax deductibility, are subject to many factors (such as changes in the tax laws and regulations or interpretations thereof) that are beyond our control or the Committee’s control. In addition, the Committee and the Board believe that it is important to retain maximum flexibility in designing compensation programs that meet our stated objectives and fit within the Committee’s guiding principles. For all of the foregoing reasons, the Committee, while considering tax deductibility as one of our factors in determining compensation, has not and will not limit compensation to those levels or types of compensation that will be deductible. The Committee will, of course, consider alternative forms of compensation that preserve deductibility, consistent with our compensation goals. The Committee expects that some of the Executive Officers' compensation as currently designed may not be fully deductible under Section 162(m) under some circumstances.

REPORT OF THE COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of our Board of Directors

March 15, 2011             Ralph B. Busch III (Chairman)                      Thomas J. Jamieson

Joseph H. Bryant

J. Frank Keller

(As Mr. Reddin did not join the Compensation Committee until February 10, 2011, he is not included as part of the Committee making this report.)

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation earned by each of the following Executive Officers for the fiscal year ended December 31, 2010, 2009 and 2008. With the exception of Mr. Heinemann, our President and Chief Executive Officer, Mr. Duginski, our Executive Vice President and Chief Operating Officer and Mr. Wolf, our Executive Vice President and Chief Financial Officer, we have not entered into an employment agreement with any of the other Executive Officers.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5) (6) (7)	Total ($)
Robert F. Heinemann President and Chief Executive Officer	2010 2009 2008	$ 620,000 $ 600,000 $ 599,039	$ - $ - $ -	$ 749,921 $2,600,026 $1,417,864	$ - $ - $ -	$ 1,326,800 $ 1,184,500 $ 686,400	$ 314,601 $ 274,085 $ 312,161	$ 3,011,322 $ 4,658,611 $ 3,015,464
Michael Duginski Executive Vice President and Chief Operating Officer	2010 2009 2008	$ 329,600 $ 320,000 $ 319,327	$ - $ 125,000 $ 5,000	$ 334,772 $1,150,015 $ 572,600	$ - $ - $ -	$ 450,000 $ 279,830 $ 257,400	$ 56,080 $ 56,746 $ 239,578	$ 1,170,452 $ 1,931,591 $ 1,393,905
David D. Wolf (8) Executive Vice President and Chief Financial Officer	2010 2009 2008	$ 309,000 $ 300,000 $ 115,385	$ - $ 125,000 $ 150,000	$ 324,069 $1,100,015 $1,795,355	$ - $ - $1,250,007	$ 400,000 $ 262,341 $ 132,600	$ 53,450 $ 48,600 $ 258,135	$ 1,086,519 $ 1,835,956 $ 3,701,482
G. Timothy Crawford Senior Vice President of California Production	2010 2009	$ 250,000 $ 233,654	$ - $ 47,574	$ 147,307 $ 525,021	$ - $ -	$ 190,000 $ 122,426	$ 47,249 $ 43,207	$ 634,556 $ 971,882
Davis O. O’Connor (9) Vice President, General Counsel and Secretary	2010	$ 51,981	$ 200,000	$ 501,505	$ -	$ 70,000	$ 14,981	$ 838,467

(1)

The “Bonus” column (d) includes only discretionary bonus payments apart from our annual incentive plan including any hiring bonuses paid to new Executive Officers. Also included are the additional discretionary cash bonuses for Mr. Duginski, Mr. Wolf and Mr. Crawford paid in 2009. Mr. Wolf’s bonus in 2008 is his sign-on bonus for $150,000. Mr. O’Connor’s bonus amount shown in 2010 is his sign-on bonus upon his joining in October 2010. Payments under the ICP, including payments for achieving personal goals, are set forth in the “Non-Equity Incentive Plan Compensation” column.

(2)

The amounts shown in column (e) reflect the full grant date fair value of stock awards in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation. Amounts for 2008 have been recomputed under the same methodology in accordance with Securities and Exchange Commission (SEC) rules. For assumptions used in determining these values, see footnote 7 as to 2010 and footnote 11 as to 2009 and 2008 to the financial statements contained in the Company’s Form 10-K for the year(s) ended December 31, 2010, 2009 and 2008.

(3)

The amounts shown in column (f) reflect the full grant date fair value of stock awards in accordance with FASB ASC Topic 718, Compensation - Stock Compensation. Amounts for 2008 have been recomputed under the same methodology in accordance with SEC rules. For assumptions used in determining these values, see footnote 7 as to 2010 and footnote 11 as to 2009 and 2008 to the financial statements contained in the Company’s Form 10-K for the year(s) ended December 31, 2010, 2009 and 2008.

(4)

The amounts shown in column (g) reflect the annual incentive earned under the Company’s Short Term Incentive Compensation Program to the Executive Officers. See “Compensation Discussion and Analysis – Short Term Incentive Compensation” for further discussion regarding the awards.

(5) The amount shown in column (i) (All Other Compensation) reflects the amount paid to each Executive Officer for perquisites and other personal benefits, as more fully described in the following table:

Name	Year	Matching Contribution to 401(k) Thrift Plan	401(K) Excess Match Allowances	Executive Life Insurance Program	Financial Planning Services	Relocation Expenses	Auto Allowance	Total
Robert F. Heinemann	2010 2009 2008	$ 19,600 $ 19,600 $ 18,400	$ 28,400 $ 29,523 $ 28,667	$ 31,000 $ 30,000 $ 30,000	$ 7,500 $ 7,500 $ 7,500	$ - $ - $ -	$ 9,000 $ 9,000 $ 8,337	$ 95,500 $ 95,623 $ 92,904
Michael Duginski	2010 2009 2008	$ 19,600 $ 19,600 $ 18,400	$ 6,000 $ 7,146 $ 5,049	$ 16,480 $ 16,000 $ 16,000	$ 5,000 $ 5,000 $ 5,000	$ - $ - $ 186,792	$ 9,000 $ 9,000 $ 8,337	$ 56,080 $ 56,746 $ 239,578
David D. Wolf	2010 2009 2008	$ 19,600 $ 19,600 $ 9,231	$ 4,400 $ - $ -	$ 15,450 $ 15,000 $ 15,000	$ 5,000 $ 5,000 $ -	$ - $ - $ 230,442	$ 9,000 $ 9,000 $ 3,462	$ 53,450 $ 48,600 $ 258,135
G. Timothy Crawford	2010 2009	$ 19,200 $ 17,215	$ 1,649 $ 842	$ 12,500 $ 11,250	$ 2,500 $ 2,500	$ - $ -	$ 11,400 $ 11,400	$ 47,249 $ 43,207
Davis O. O’Connor	2010	$ -	$ -	$ 13,250	$ -	$ -	$ 1,731	$ 14,981

(6) Does not include the amount paid to each Executive Officer as dividend equivalents on the shares of RSUs that were outstanding as more fully described under the heading "Perquisites and Other Personal Benefits;"

o

The amount paid as dividend equivalents was $91,553, $113,833 and $64,333 for Mr. Heinemann, $38,237, $26,862 and $7,362 for Mr. Duginski, and $41,423, $29,107 and 4,553 for Mr. Wolf, $15,756 and $10,703 for Mr. Crawford, and $0 for Mr. O’Connor.

(7) In addition to the items noted in footnote (5) above, the amount in (i) for Mr. Heinemann reflects:

o

The cost attributable to Mr. Heinemann in the amount of $167,011, $139,740 and $187,389 relating to non-business, primarily commuter, use of charter aircraft and for our corporate aircraft, including related travel expenses, respectively for 2010, 2009 and 2008;

o

The aggregate incremental cost of Mr. Heinemann's non-business, primarily commuter, use of the corporate aircraft is determined on a per flight basis and includes the cost of actual fuel used, the hourly cost of aircraft maintenance for the applicable number of flight hours, landing fees, trip related hangar and parking costs and other variable costs specifically incurred.

•

Additional allocation of personal use of charter aircraft and our corporate aircraft for commuting purposes is in the amount of $52,090, $38,722 and $31,868, respectively for 2010, 2009 and 2008.

•

Travel to many of our locations is difficult and/or time consuming on a commercial basis, and, in order to maximize Mr. Heinemann’s and other executives’ productivity, we use chartered and leased aircraft. Our aircraft-use policy places certain restrictions on the use of the aircraft and certain protocols to ensure safety considerations at all times and to avoid non-prior approved personal use. To the extent that any of the cost for travel is deemed to be taxable income to Mr. Heinemann under applicable tax laws, Mr. Heinemann pays those taxes on such deemed income.

(8) Mr. Wolf began his employment on August 4, 2008. Mr. Wolf’s Stock Awards and Option Awards in column (c) and (f) for 2008 also include the awards he was granted upon his date of hire totaling $2,500,025 in value.

(9) Mr. O’Connor began his employment on October 8, 2010. Mr. O’Connor’s stock award in column (e) is the award he was granted upon his date of hire.

GRANTS OF PLAN BASED AWARDS

The following table summarizes the Option and Restricted Stock Unit Awards Granted during the fiscal year ended December 31, 2010.

(a)	(b)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

		Estimated Future Payouts Under Equity Incentive Plan Awards (1)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (3) (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
Robert F. Heinemann	3/16/2010	-	24,034	42,060	-	-	-	$ 699,990 (4)
Michael Duginski	3/16/2010	-	10,729	18,776	-	-	-	$ 312,482 (4)
David D. Wolf	3/16/2010	-	10,386	18,175	-	-	-	$ 302,492 (4)
G. Timothy Crawford	3/16/2010	-	4,721	8,261	-	-	-	$ 137,499 (4)
Davis O. O’Connor	10/15/2010	-	-	-	14,908(2)	-	-	$ 514,773 (5)

(1)  The amounts shown in these columns reflect the Threshold, Target and Maximum level amounts for RSUs to be granted to Mr. Heinemann, Mr. Duginski, Mr. Wolf and Mr. Crawford under the 2010 PSAP pursuant to our 2005 Equity Incentive Plan.

(2)  The amount shown in this column reflects the RSUs granted to Mr. O’Connor pursuant to our 2010 Equity Incentive Plan on October 15, 2010.

(3)  No stock options were granted in 2010 to the Executive Officers pursuant to our 2010 or 2005 Equity Incentive Plans.

(4)  The value reflected is calculated using the target number of units multiplied by a per unit value of $29.125, the average of the high and low stock price on the date our Board approved the grant, as required by the 2005 Equity Incentive Plan.

(5)  The value reflected is calculated using a per unit value of $34.530, which the closing price on the date our Board approved Mr. O’Connor’s grant, as required by the 2010 Equity Incentive Plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table summarizes the Outstanding Equity Awards as of the fiscal year ended December 31, 2010.

	Option Awards				Stock Awards
(a)	(b)	(c)	(e)	(f)	(g)	(h)
	Option Awards	Option Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price ($)	Award Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1) #	Market Value of Shares or Units of Stock That Have Not Vested (2) ($)
Robert F. Heinemann	-	-	$ -	03/15/2020	24,034 (3)	$ 1,050,286
	-	-	$ -	12/10/2019	72,775	$ 3,180,289
	-	-	$ -	12/11/2018	86,667	$ 3,787,326
	67,102	22,368	$ 43.61	12/13/2017	7,452	$ 325,674
	175,000	-	$ 32.565	12/14/2016	-	$ -
	150,000	-	$ 30.645	12/14/2015	-	$ -
	130,000	-	$ 21.58	11/22/2014	-	$ -
	200,000	-	$ 14.375	06/15/2014	-	$ -
	10,000	-	$ 9.61	12/02/2013	-	$ -
	10,000	-	$ 8.07	12/02/2012	-	$ -
Michael Duginski	-	-	$ -	12/10/2019	10,729 (3)	$ 468,857
	-	-	$ -	12/10/2019	32,189	$ 1,406,670
	-	-	$ -	12/11/2018	35,000	$ 1,529,500
	27,100	9,033	$ 43.61	12/13/2017	3,010	$ 131,526
	56,000	-	$ 32.565	12/14/2016	-	$ -
	50,000	-	$ 30.645	12/14/2015	-	$ -
	70,000	-	$ 21.58	11/22/2014	-	$ -
	60,000	-	$ 9.97	12/05/2013	-	$ -
	30,000	-	$ 8.25	12/06/2012	-	$ -
	20,000	-	$ 7.445	02/01/2012	-	$ -
David D. Wolf	-	-	$ -	12/10/2019	10,386 (3)	$ 453,868
	-	-	$ -	12/10/2019	30,790	$ 1,345,512
	-	-	$ -	12/11/2018	33,334	$ 1,456,674
	-	89,084	$ 41.18	08/04/2018	30,355	$ 1,326,514
G. Timothy Crawford	-	-	$ -	03/15/2020	4,721 (3)	$ 206,307
	-	-	$ -	12/10/2019	14,695	$ 642,193
	-	-	$ -	12/11/2018	13,334	$ 582,674
	10,709	3,570	$ 43.61	12/13/2017	1,190	$ 51,992
	20,000	-	$ 32.565	12/14/2016	-	$ -
	20,000	-	$ 30.645	12/14/2015	-	$ -
	40,000	-	$ 21.58	11/22/2014	-	$ -
	40,000	-	$ 9.97	12/05/2013	-	$ -
	20,000	-	$ 8.25	12/06/2012	-	$ -
Davis O. O’Connor	-	-	$ -	10/15/2020	14,908	$ 651,480

(1)

All of the RSUs listed vest at a rate of 25% per year over the first four years of the term of the stock award unit, except for item (3) below and further provided the grants made December 11, 2009, December 12, 2008 and December 14, 2007, once vested, are payable on the earlier of January 2014, January 2013 or January 2012, respectively or the year following separation of service subject to the terms of further deferral elections.

(2)

The Market Value of the Stock Awards is based on the closing price for the last trading day of 2010 of $43.70 per share of the award.

(3)

These RSUs were issued under the 2010 PSAP described above in this Proxy Statement.  The number of RSUs included in this column (g) represent an assumed grant at the Target level.

OPTION EXERCISES AND STOCK VESTED

The following table summarizes the Option Exercises and Restricted Stock Unit Awards that vested for the fiscal year ended December 31, 2010.

	Option Awards		Stock Awards
(a) Name	(b) Number of Shares Acquired on Exercise (#)	(c) Value Realized on Exercise	(d) Number of Shares Acquired on Vesting (1)	(e) Value Realized on Vesting ($) (2) (3)
Robert F. Heinemann	-	$ -	241,344	$ 7,833,118
Michael Duginski	-	$ -	33,740	$ 1,398,468
David D. Wolf	-	$ -	26,930	$ 1,109,381
G. Timothy Crawford	-	$ -	14,255	$ 591,492
Davis O. O’Connor	-	$ -	-	$ -

(1)

The number of shares acquired on vesting is on a gross basis before the mandatory sale of shares to cover income taxes on the vesting. In addition, of the total shown 75,044, 31,240, 26,930 and 12,755 shares for Mr. Heinemann, Mr. Duginski, Mr. Wolf and Mr. Crawford, respectively, are subject to deferral elections each has made such that those shares have not been actually issued.

(2)

The RSUs reflected in this table granted to the Executive Officers vests 25% per year on the anniversary date of the grants, except for Mr. Heinemann’s June 23, 2006 award of 161,300 shares which vested 100% on January 31, 2010. This column reflects the value of the awards that vested during 2010 at the Fair Market Value prices in December which ranged from $41.195 to $42.895 per share, which was the average of the high and low stock price on the vesting dates as reported by the New York Stock Exchange, times the number of shares that vested.  Mr. Heinemann’s award which vested in January 2010 had a Fair Market Value of $27.72 per share on January 31, 2010 when it vested.

(3)

The Restricted Stock units awarded on December 14, 2007, December 12, 2008 and on December 11, 2009 are subject to a deferral election in addition to the vesting schedule. This deferral election delays the issuance of the underlying stock and the actual recognition of income until after full vesting and until the earlier of January 2012 for 2007 awards and January 2013 for 2008 awards and January 2014 for 2009 awards or until cessation of employment. Because the Value Realized on Vesting in this column includes the vesting of deferred shares which were not actually recorded or occurred due to the deferral elections, the values actually received during 2010 were as follows: $4,689,736, $107,238, $0, $64,343 and $0 for Mr. Heinemann, Mr. Duginski, Mr. Wolf, Mr. Crawford and Mr. O’Connor, respectively.

SUPPLEMENTAL TOTAL COMPENSATION TABLE

The following table summarizes the total compensation for each of the following Executive Officers for the years ended December 31, 2010, 2009 and 2008 as that total is viewed by the Committee. For each of the Executive Officers the numbers in the salary column is actual salary paid in the respective calendar year.  While we believe the following table accurately summarizes the total compensation for each of the Executive Officers for the applicable year end, this table has not been approved by the SEC.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5) (6) (7)	Total ($)
Robert F. Heinemann President and Chief Executive Officer	2010 2009 2008	$ 620,000 $ 600,000 $ 599,039	$ - $ - $ -	$ 2,127,728 $ 2,600,026 $ 1,417,864	$ 700,000 $ - $ -	$ 1,326,800 $ 1,184,500 $ 686,400	$ 314,691 $ 274,085 $ 312,161	$ 5,089,219 $ 4,658,611 $ 3,015,464
Michael Duginski Executive Vice President and Chief Operating Officer	2010 2009 2008	$ 329,600 $ 320,000 $ 319,327	$ - $ 125,000 $ 5,000	$ 943,168 $ 1,150,015 $ 572,600	$ 312,500 $ - $ -	$ 450,000 $ 279,830 $ 257,400	$ 56,080 $ 56,746 $ 239,578	$ 2,091,348 $ 1,931,591 $ 1,393,905
David D. Wolf (8) Executive Vice President and Chief Financial Officer	2010 2009 2008	$ 309,000 $ 300,000 $ 115,385	$ - $ 125,000 $ 150,000	$ 907,997 $ 1,100,015 $ 1,795,355	$ 300,000 $ - $ 1,250,007	$ 400,000 $ 262,341 $ 132,600	$ 53,450 $ 48,600 $ 258,135	$ 1,970,447 $ 1,835,956 $ 3,701,482
G. Timothy Crawford Senior Vice President of California Production	2010 2009	$ 250,000 $ 233,654	$ - $ 47,574	$ 452,500 $ 525,021	$ 156,250 $ -	$ 190,000 $ 122,426	$ 47,249 $ 43,207	$ 1,095,999 $ 971,882
Davis O. O’Connor (9) Vice President, General Counsel and Secretary	2010	$ 51,981	$ 200,000	$ 764,773	$ 125,000	$ 70,000	$ 14,981	$ 1,226,735

(1) The “Bonus” column (d) includes only discretionary bonus payments apart from our annual incentive plan including any new hire bonuses paid to new Executive Officers. For 2010, this includes any discretionary bonus declared and paid by the Board on March 2, 2011, for 2009, it includes any discretionary bonus declared by the Board in December 2009 and paid in March 2010, and for 2008, it includes any discretionary bonus declared by the Board in December 2008 and paid in 2009. Mr. Wolf’s bonus in 2008 is his sign-on bonus of $150,000. Mr. O’Connor’s bonus amount shown in 2010 is his sign-on bonus upon his joining in October 2010. Payments under the ICP, including payments for achieving personal goals, are set forth in the “Non-Equity Incentive Plan Compensation” column.

(2)  For 2008, this is the grant date fair value for the restricted share units granted on December 12, 2008 under the 2005 Equity Incentive Plan using the average of the high and the low price of the stock on that date. For 2009, this reflects the grant date fair value of the restricted share units granted on December 11, 2009 using the average of the high and low price of the stock on that date pursuant to the terms of the 2005 Equity Incentive Plan. For 2010, the number is the total of the grant date fair value of the restricted share units granted on March 2, 2011 times the closing price of the stock on March 2, 2011 pursuant to the terms of the 2010 Equity Incentive Plan, plus the value at the target level of the 2010 Performance Share Awards granted on March 16, 2010 valued pursuant to the terms of the 2005 Equity Incentive Plan based on the average of the high and the low price of the stock on March 16, 2010. For Mr. O’Connor, this also includes the fair value of the restricted share units granted to him in October 2010 as approved by the Board.

(3)  There were no options granted in 2008 or 2009. The number for 2010 includes the valuation of the options granted on March 2, 2011 using the closing price of the stock on that date times the number of options using the Black/Scholes method.

(4)  The amounts shown in column (g) reflect the annual incentive under the Company’s Short Term Incentive Compensation Program paid to the Executive Officers. For 2010, this includes the annual incentive award declared and paid by the Board on March 2, 2011, for 2009, it includes the annual incentive award declared by the Board in December 2009 and paid in March 2010, and for 2008, it includes the annual incentive award declared by the Board and paid in 2009. See “Compensation Discussion and Analysis - Short Term Incentive Compensation” for further discussion regarding the awards.

(5)  All Other Compensation is the same number that is contained in the Summary Compensation Table on page 34 of this Proxy Statement including footnotes 5, 6 and 7 to that Table as contained on page 35 of this Proxy Statement.

(6)  See footnote (6) to the Summary Compensation Table on page 35 of this Proxy Statement.

(7)  See footnote (7) to the Summary Compensation Table on page 35 of this Proxy Statement.

(8)  See footnote (8) to the Summary Compensation Table on page 35 of this Proxy Statement.

(9)  See footnote (9) to the Summary Compensation Table on page 35 of this Proxy Statement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The purpose of this section is to present calculations made under described assumptions of the value of potential benefits to be paid to our Executive Officers upon termination or upon termination in conjunction with a change in control.

When calculating the potential benefits to be paid, we have relied on the following assumptions, some of which are required by SEC regulations:

(1)

We experienced a change in ownership or effective control (as considered under IRC Section 280G) on December 31, 2010, the last business day of our last completed fiscal year. Such event did not actually occur.

(2)

The closing market stock price of the Class A Common Stock as of December 31, 2010 which was $43.70.

(3)

Each Executive Officer’s base amount was calculated using W-2, Box 1 compensation history amounts for the 2005 through 2009 calendar years. We annualized partial year compensation based on the date the Executive Officer commenced services for us and any extraordinary one time payments in the year such services commenced.

(4)

The 120% semi-annual applicable federal rates for December 2010 which were as follows: .38% (short-term); 1.82% (mid-term); and 4.20% (long-term).

(5)

The applicable tax rates for purposes of computing the IRC Section 4999 excise tax gross-up were as follows: 35% (Federal); 9.55% (CA state); 4.63% (CO state); 0% (TX state); 1.45% (Medicare), and 20% (IRC Section 4999).

(6)

Each Executive Officer terminated employment with us on December 31, 2010. Such event did not actually occur.

(7)

The below analysis does not include any calculations related to the equity grants made in 2011 and described elsewhere in this Proxy Statement.

A)

Potential Payments on Termination Without Cause or with Good Reason

Under Mr. Heinemann's Amended and Restated Employment Agreement, if we terminate Mr. Heinemann's employment without cause, or Mr. Heinemann terminates his employment for good reason, he is entitled to severance in an amount equal to two times (1) his annual base salary, (2) his highest annual bonus in the last two years, and our then maximum annual matching contribution to our 401(k) Plan, plus certain other benefits for a period of two years. Mr. Heinemann's unvested stock options and RSUs will also fully vest upon such an event, and he will have additional time to exercise stock options granted under our 1994 Stock Option Plan. This section describes various termination scenarios as well as the payments and benefits payable under those scenarios. Per the employment agreement with each of Mr. Duginski and Mr. Wolf, if we terminate either Officer’s employment without cause, or either Officer terminates his employment for good reason, such Officer is entitled to severance in an amount equal to one and one-half times (1) his annual base salary, (2) his highest annual bonus in the last two years, and (3) the then maximum annual Company matching contribution to the Company’s 401(k) plan, plus certain other benefits for an eighteen month period. Additionally any of such Officer’s unvested outstanding equity awards granted before January 1, 2009 will immediately vest and any granted after January 1, 2009 may immediately vest.

Name	Base Salary ($) (1)	Annual Incentive ($) (2)	Health and Welfare ($) (3)	Other Perquisites ($) (4)	Vesting of Unvested Equity ($) (5)	Total Estimated Payout Following Termination ($)
Robert F. Heinemann	1,240,000	1,440,000	82,963	117,200	14,269,305	17,149,468
Michael Duginski	494,400	416,100	58,362	53,052	3,577,459	4,599,373
David D. Wolf	463,500	228,900	56,817	50,580	6,891,708	7,691,505

(1)  Represents the base salary rate at December 31, 2010 multiplied times a factor of two times for Mr. Heinemann and one and one-half times for Mr. Duginski and Mr. Wolf.

(2)  Represents the highest annual bonus in the previous two years consisting of 2009 and 2008 multiplied times a factor of two times for Mr. Heinemann and one and one-half times for Mr. Duginski and Mr. Wolf.

(3)  Represents the normal health care and life insurance coverage for a period of two years for Mr. Heinemann and eighteen months for Mr. Duginski and Mr. Wolf.

(4)  Represents the maximum annual matching contribution to the Company’s 401(k) Plan, plus certain other benefits for a period of two years for Mr. Heinemann and eighteen months for Mr. Duginski and Mr. Wolf.

(5)  Represents the value of the accelerated vesting of previous unvested equity awards under the assumptions set forth above.

B)

Potential Payments on Death or Disability

Under Mr. Heinemann's Amended and Restated Employment Agreement, and Mr. Duginski and Mr. Wolf’s employment agreements, if Mr. Heinemann, Mr. Duginski or Mr. Wolf dies or becomes disabled while employed by the Company, Mr. Heinemann's, Mr. Duginski’s or Mr. Wolf’s, as applicable, unvested stock options and RSUs will fully vest upon such an event, and he or his estate will have additional time to exercise stock options granted under our 2005 Equity Incentive Plan and the 1994 Stock Option Plan. The value of the vesting of the unvested equity upon death or disability is $14,260,305, $7,691,505 and $4,599,373 for Mr. Heinemann, Mr. Duginski and Mr. Wolf, respectively.

C)

Potential Payments on Termination and Change in Control

Our Executive Officers are eligible to receive certain benefits in the event of termination of employment following a change in control. As discussed in the sections “Chief Executive Officer,” “Executive Vice Presidents” and “Change in Control Agreements,” the Company has agreements with its Executive Officers which require that in conjunction with a change in control, as defined, if we terminate the employment without cause or if the Executive Officer terminates employment for good reason within two years following a change in control, the Executive Officer is entitled to severance consisting of: 1) annual base salary; 2) the highest annual bonus in the last two years; 3) our then maximum annual matching contribution to our 401(k) Plan; 4) car allowance; 5) welfare benefit continuation and 6) life insurance premium continuation. In addition, the Executive Officer's unvested stock options and RSUs will fully vest upon such event and the IRC Section 280 tax gross up for severance will be paid if applicable. The time period severance factor for the calculation of the payments is: 1) three years for Mr. Heinemann; 2) two and one-half years for Mr. Duginski and Mr. Wolf; and 3) two years for Messrs. Crawford and O’Connor. See table below for certain calculations:

Termination in Conjunction with a Change in Control

Name	Base Salary ($) (1)	Annual Incentive ($) (2)	Health and Welfare ($) (3)	Other Perquisites ($) (4)	Vesting of Unvested Equity ($) (5)	Excise Tax Gross-Up ($) (6)	Total Estimated Payout Following Termination upon Change in Control ($)
Robert F. Heinemann	1,860,000	2,160,000	126,366	175,800	14,269,305	3,110,187	21,701,658
Michael Duginski	824,000	693,500	113,966	88,420	3,577,459	1,259,373	6,556,718
David D. Wolf	772,500	381,500	111,391	84,300	6,891,708	1,204,941	9,446,340
G. Timothy Crawford	500,000	210,600	63,084	62,800	1,499,331	-	2,335,815
Davis O. O’Connor	530,000	-	63,948	60,400	651,480	304,733	1,610,561

(1)

Represents the base salary rate at December 31, 2010 multiplied times a factor of: three times for Mr. Heinemann; two and one-half times for Mr. Duginski and Mr. Wolf; and two times for Mr. Crawford and Mr. O’Connor.

(2)

Represents the highest annual bonus in the last two years multiplied times a factor of: three times for Mr. Heinemann; two and one-half times for Mr. Duginski and Mr. Wolf; and two times for Mr. Crawford and Mr. O’Connor.

(3)

Represents the normal health care and life insurance coverage for a period of: three times for Mr. Heinemann, Mr. Duginski and Mr. Wolf; and two times for Mr. Crawford and Mr. O’Connor.

(4)

Represents the maximum annual matching contribution to the Company’s 401(k) Plan, plus certain other benefits for a factor of: three times for Mr. Heinemann; two and one-half times for Mr. Duginski and Mr. Wolf; and two times for Mr. Crawford and Mr. O’Connor.

(5)

Represents the value calculated for the acceleration of vesting of unvested options and RSUs and the highest value calculated for the stock option life extension that would apply to amounts triggered by the termination of employment in conjunction with a change in control (as shown in the Vesting of Unvested Equity column) and amounts triggered by an eligible termination following a change in control (as shown in the above table).

(6)

Represents the excise tax gross-up payment that would apply to amounts triggered by a termination in conjunction with a change in control  (as shown in the Vesting of Unvested Equity column) and amounts   triggered by an eligible termination following a change in control (as shown in the above table).

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of December 31, 2010, the only persons known to us to beneficially own 5% or more of our voting securities of the indicated classes, owned beneficially, within the meaning of the rules of the Securities and Exchange Commission, by persons, other than Directors or Officers:

Name and Address

Amount and Nature               Percent

Title of Class

of Beneficial Owner

of Beneficial Ownership

of Class (6)

Class A Common Stock

Winberta Holdings, Ltd.

1,954,116 (1)

3.8%

c/o Berry Petroleum Company

1999 Broadway, Suite 3700

Denver, CO  80202

Class B Stock

Winberta Holdings, Ltd.

1,797,784 (1)

100%

c/o Berry Petroleum Company

1999 Broadway, Suite 3700

Denver, CO  80202

Class A Common Stock

Allianz Global Investors

Capital, LLC

2,728,600 (2)

5.1%

600 West Broadway, Suite 2900

San Diego, CA 92101

 Class A Common Stock

BlackRock, Inc.

2,988,534 (3)

   5.6%

40 East 52nd Street

New York, NY  10022

Class A Common Stock

FMR LLC

6,335,680 (4)

     11.9%

82 Devonshire Street

Boston, MA  02109

Class A Common Stock

Van Eck Associates Corporation

3,387,103 (5)

    6.4%

335 Madison Avenue – 19th Floor

New York, NY  10017

(1)

As reflected in Schedule 13G/A, dated January 27, 2011, and filed with the Securities and Exchange Commission by Winberta Holdings Ltd. (Winberta). According to the Schedule 13G/A, Winberta has sole voting and dispositive power on all of the shares indicated. The Class B Stock shares are convertible into Class A Common Stock at the request of Winberta. The Class A Common Stock and Class B Stock are voted as a single class, as noted on Page 1 of this Proxy Statement. Winberta’s combined shares comprise 7% of our total Capital Stock outstanding on December 31, 2010.

(2)

As reflected in Schedule 13G/A, dated February 14, 2011, and filed with the Securities and Exchange Commission by Allianz Global Investors Capital LLC (“Allianz”). According to the Schedule 13G/A, Allianz and its subsidiary, NFJ Investment Group LLC (NFJ) beneficially own 2,728,600 shares. According to the Schedule 13G/A. Allianz and NFJ have sole power to vote and dispose or direct the disposition of 100,900 shares and 2,627,700 shares, respectively.

(3)

As reflected in Schedule 13G/A, dated February 2, 2011, and filed with the Securities and Exchange Commission by BlackRock, Inc. (BlackRock). According to the Schedule 13G/A, Blackrock has sole power to vote and to dispose or direct the disposition of all of the shares indicated.

(4)

As reflected in Schedule 13G, dated February 14, 2011, and filed with the Securities and Exchange Commission by FMR LLC. According to the Schedule 13G, FMR LLC has sole power to direct the vote on 1,857,700 shares and the sole power to dispose or direct the disposition of 6,335,680 shares.

(5)

As reflected in Schedule 13G, dated February 15, 2011, and filed with the Securities and Exchange Commission by Van Eck Associates Corporation (Van Eck). According to the Schedule 13G, Van Eck has sole voting and dispositive power on all of the shares indicated.

(6)

To our knowledge, the above numbers remain accurate as of March 14, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 and related Securities and Exchange Commission rules require that Directors, Officers and beneficial owners of 10% or more of any class of equity securities report to the Securities and Exchange Commission changes in their beneficial ownership of our Capital Stock and that any late filings be disclosed. Based solely on a review of the copies of such forms furnished to us, or written representations that no Form 5 was required, we believe in 2010 that there was compliance with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board is committed to maintaining the highest legal and ethical obligations and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest. Our Charter of the Corporate Governance and Nominating Committee (CGN Committee) requires that members of the CGN Committee, all of whom are independent Directors, review, approve, and publicly disclose related party transactions for which such approval is required under applicable law, including Securities and Exchange Commission and New York Stock Exchange rules. The CGN Committee, to the extent feasible, reviews related party transactions in advance to approve such transactions. However, our Board has determined that the Chairman of the CGN Committee can pre-approve or ratify, as the case may be, any related transaction in which the aggregate amount involved is expected to be less than $250,000 so long as each such transaction is presented to the CGN Committee at its next regularly scheduled meeting. Additionally, the CGN Committee annually reviews and assesses each approved related party transaction to see that each transaction is in compliance with the CGN Committee’s guidelines and that the related party transaction remains appropriate.

We have determined that the CGN Committee shall, subject to certain defined exceptions, review and approve any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:

•

the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year;

•

we are a participant; and

•

any “Related Person” has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

We define a “Related Person” to be:

•

any of our senior Officers (which shall include at a minimum each Executive Vice President and any Section 16(a) Officer) or Directors;

•

a shareholder owning (either directly or beneficially) in excess of 5 percent of our outstanding stock;

•

a person who is an immediate family member of any of the foregoing; or

•

an entity which is owned or controlled by someone listed above, or an entity in which someone listed above has a substantial ownership interest or control of such entity. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

The CGN Committee has reviewed the general types of related party transactions described below and determined that each of the following general related party transactions is deemed to be pre-approved by the CGN Committee and does not rise to the level of deeming the relevant Related Person to become non-independent, even if the aggregate amount involved will exceed $120,000:

•

any employment by us of an Executive Officer if: (a) the related compensation is required to be reported in our Proxy Statement under Item 402 of Regulation S-K (generally applicable to Named Executive Officers); or (b) the Officer is not an immediate family member of another of our Officers or Directors, the related compensation would be reported in our Proxy Statement under Item 402 of Regulation S-K if the Executive Officer was a Named Executive Officer, and our Compensation Committee approved (or recommended that our Board approve) such compensation;

•

any compensation paid to a Director if the compensation is required to be reported in our Proxy Statement under Item 402 of Regulation S-K;

•

any transaction with another company at which a Related Person’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s outstanding stock, if the aggregate amount involved does not exceed the greater of $1,000,000, or 2 percent of that company’s total annual revenues;

•

any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a Related Person’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000, or 2 percent of the charitable organization’s total annual receipts;

•

any transaction where the Related Person’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis (e.g. dividends);

•

any transaction involving a Related Person where the rates or charges involved are determined by competitive bids;

•

any transaction with a Related Person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

•

the purchase by us of up to $1,000,000 annually of oilfield parts and supplies from S&D Supply Company, a division of Eagle Creek; or

•

the purchase or sale through a third party for investment purposes by a Related Person of any of our Senior Subordinated Notes or Senior Notes as issued from time to time.

When considering the Eagle Creek transactions and the purchase of our Senior Subordinated Notes and our Senior Notes as well as the Victory Settlement Trust, the Corporate Governance and Nominating Committee acknowledged that while each of these is considered a “related party transaction” pursuant to our Corporate Governance Guidelines, they do not rise to the level of deeming the relevant Related Party to become non-independent, and that the CGN Committee and our Board have therefore determined that those transactions set forth below do not require further analysis by the CGN Committee or our Board unless such transactions materially change in the future.

Eagle Creek Mining & Drilling, Inc.

Eagle Creek, a California corporation, was a wholly-owned subsidiary of our predecessor, Berry Holding Company, until it was spun off to the majority shareholders of the predecessor in 1984. On November 30, 1989, Eagle Creek purchased the assets of S&D Supply Company (S&D), a California partnership. S&D, a retail distributor of oilfield parts and supplies, is now a division of Eagle Creek. The five-year contract whereby we purchased oilfield parts and supplies from S&D at competitive prices expired November 30, 1999 and was not renewed. Even though the contract expired, based on competitive pricing, we continue to purchase oilfield parts and supplies from S&D. The amounts paid to S&D in 2010, 2009 and 2008 were $588,423, $578,232 and $722,679, respectively. Our total purchases of oilfield pipe, parts and supplies in 2010 from competing vendors selling similar items were in excess of $22.5 million such that our purchases from S&D were approximately 2.6% of our total purchases. We believe we pay competitive prices for our purchases from S&D. Mr. Bush was a director of Eagle Creek until July of 2010 and collectively Mr. Bush and his immediate family and Mr. Busch and his immediate family own more than 9% but less than 24% of the stock of Eagle Creek.

Senior Subordinated Notes and Senior Notes

We have been informed that Mr. Busch owns $150,000 of our Senior Subordinated Notes, Mr. Bush owns $275,000 of our Senior Subordinated Notes, $210,000 of our 10 ¼% Senior Notes and $115,000 of our 6 ¾% Senior Notes, Mr. Gaul owns $1,000,000 of our Senior Subordinated Notes and Mr. Young’s affiliate, Falcon Investment, owns $3,000,000 of our Senior Subordinated Notes. In addition, Mr. Heinemann owns $250,000 of our 10 ¼%  Senior Notes, Mr. Duginski owns $150,000 of our Senior Subordinated Notes and Mr. Crawford owns $125,000 of our Senior Subordinated Notes and $107,000 of our 10 ¼% Senior Notes. In all instances, these purchases were done as transactions that did not involve the Company. These are publically registered notes and these Directors and Executive Officers received no consideration from the Company in this matter. We encourage our insiders to hold our securities and consider such ownership to be in our shareholders' best interest. While the purchase or sale of our equity securities would not be deemed a related transaction under SEC regulations, the purchase or sale of our debt securities is not afforded the same treatment even though the purchaser of such debt security receives the same benefits on a pro rata basis as all other holders of the debt securities and the holder did not purchase the debt securities directly from us.

Victory Settlement Trust

In connection with our reorganization in 1985, a shareholder of Berry Holding Company (BHC), Victory Oil Company (Victory), a California partnership, brought suit against Berry Holding Company (one of our predecessor companies prior to the reorganization in 1985) and all of its Directors and Officers and certain significant shareholders seeking to enjoin the reorganization. As a result of the reorganization, Victory's shares of BHC stock were converted into shares of our Class A Common Stock representing approximately 9.7% of the shares of our Class A Common Stock outstanding immediately subsequent to the reorganization. In 1986, we, along with Victory, together with certain of its affiliates, entered into the Instrument for Settlement of Claims and Mutual Release (the Settlement Agreement).

The Settlement Agreement provided for the exchange (and retirement) of all shares of our Class A Common Stock held by Victory and certain of its affiliates for certain assets (the Settlement Assets) conveyed by us to Victory. The Settlement Assets consisted of: (i) a 5% overriding royalty interest in the production removed or sold from certain real property situated in the Midway-Sunset field which is referred to as the Maxwell property (Maxwell Royalty) and (ii) a parcel of real property in Napa, California.

The shares of BHC originally acquired by Victory and the shares of our Class A Common Stock issued to Victory in exchange for the BHC Stock in the reorganization (the Victory Shares) were acquired subject to a legend provision designed to carry out certain provisions of the Will of Clarence J. Berry, the founder of our predecessor companies. The legend enforces an Equitable Charge (the Equitable Charge) which requires that 37.5% of the dividends declared and paid on such shares from time to time be distributed to a group of lifetime income beneficiaries (the B Group).

As a result of the Settlement Agreement, the B Group was deprived of the distributions related to the stock that they would have received on the Victory Shares under the Equitable Charge. In order to protect the interests of the B Group, we executed a Declaration of Trust (the Victory Settlement Trust). In recognition of our, and Victory’s, obligations with respect to the Equitable Charge, Victory agreed in the Settlement Agreement to pay to us in our capacity as trustee under the Victory Settlement Trust, 20% of the 5% Maxwell Royalty (Maxwell B Group Payments). The Maxwell B Group Payments will continue until the death of the last surviving member of the B Group, at which time the payments will cease and the Victory Settlement Trust will terminate. There is one surviving member of the B Group.

Under the Settlement Agreement, we agreed to guarantee that the B Group will receive the same distributions under the Equitable Charge that they would have received had the Victory shares remained as issued and outstanding shares. Accordingly, when we declare and pay dividends on our capital stock, we are obligated to calculate separately the applicable distribution (the Trust Payment). We will make payments from the Victory Settlement Trust to the surviving member of the B Group, which payments may constitute all or a part of the Trust Payment in March and September of each year. Such payments will be made to the surviving member of the B Group for the remainder of his life. Typically, the Maxwell B Group Payments have contributed to a portion or all of the Trust Payment. During 2010 the Company paid $164,950 to meet our obligations to the Victory Settlement Trust.

REPORT OF THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS

The Audit Committee of our Board of Directors consists of Mr. Cropper, Mr. Gaul, Mr. Jamieson, and Mr. Young. Our Board has determined that each of Mr. Cropper, Mr. Gaul, Mr. Jamieson and Mr. Young is an audit committee financial expert as defined in Item 407(d) of Regulation S-K and that each member of the Audit Committee is an independent director as defined in the Securities Exchange Act of 1934. Mr. Gaul serves as the Chairman of the Committee. In 2010, the Audit Committee met nine times.

Management is responsible for our internal controls and financial reporting process. PricewaterhouseCoopers LLP (PwC), our independent registered public accounting firm for the year ended December 31, 2010, is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and an audit of the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the PCAOB, and to issue its report thereon.

The Audit Committee reviews, acts on, and reports to our Board of Directors with respect to our auditing performance and practices, risk management, financial and credit risks, accounting policies, internal control, internal audit practices, tax matters, financial reporting and financial disclosure practices, and hedging practices and policies. The Audit Committee is responsible for: 1) reviewing and selecting our independent registered public accounting firm, 2) reviewing the scope of the annual audit, 3) pre-approving the nature of non-audit services, 4) approving the fees to be paid to the independent registered public accounting firm, 5) reviewing the performance of our independent registered public accounting firm, 6) approving the outside accounting firms hired for special projects and internal audits and reviewing their reports, 7) reviewing our accounting practices and 8) performing any other tasks as described in the Audit Committee’s Charter. Our Board approved the Charter of the Audit Committee which was last revised on February 17, 2010. The Charter is reviewed at least annually and is available at  http://www.bry.com or by writing to us, attention Investor Relations.

We have reviewed and discussed with Management and with PwC, our audited financial statements as of, and for the year ended December 31, 2010.

We have also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, (Communication with Audit Committees), as amended, and as adopted by the PCAOB in Rule 3200T.

We have received and reviewed the written disclosures and the letter from PwC required by the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committee Concerning Independence, and have discussed with PwC the auditors’ independence. The Audit Committee has reviewed the services provided by PwC and has specifically pre-approved all services performed by the auditor and determined that all fees billed by PwC for non-audit services are compatible with maintaining the auditor’s independence. PwC representatives do meet with and directly report to the Audit Committee (and the Audit Committee Chairman).

Based on the reviews and discussions referred to above, we recommended to our Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

Audit Committee of our Board of Directors

March 15, 2011

 J. Herbert Gaul, Jr. (Chairman)          Stephen L. Cropper

Thomas J. Jamieson

Martin H. Young, Jr.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010 AND 2009

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements for 2010 and 2009, and also includes fees billed for audit-related services, tax services and all other services rendered by PwC for 2010 and 2009 (in thousands):

	2010	2009
Audit Fees	$ 1,080	$ 1,234
Audit Related Fees	$ 0	$ 0
Tax Fees	$ 215	$ 58
All Other Fees	$ 2	$ 0

Audit Fees -  This category includes the audit of our annual financial statements, review of financial statements included in our Form 10-K annual report, Form 10-Q quarterly reports, and services that are normally provided by PwC in connection with statutory and regulatory filings and submittals or engagements for those years. This also includes attestation services required by statute or regulation including, without limitation, the report on the effectiveness of our internal control over financial reporting as specified in Section 404 of the Sarbanes-Oxley Act of 2002.

Audit Related Fees - This category consists of assurance and related services provided by PwC that are reasonably related to the performance of the audit or review of our financial statements that are not included above under Audit.

Tax Fees - This category consists of professional services rendered by PwC, primarily in connection with our tax compliance, including tax return assistance and technical advice related to the preparation of tax returns, various tax issues and tax planning.

All Other Fees - This category consists of the aggregate fees billed for products and services, including software licenses and other services provided by PwC, not reported above. PwC did not provide any financial information systems design or implementation services during 2010 or 2009.

The 2010 and 2009 audit and non-audit services provided by PwC were approved by the Audit Committee. The non-audit services which were approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the accounting firm's independence.

The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee members or the Audit Committee Chairman pre-approves both the type of services to be provided by PwC and the estimated fees related to these services. During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the accounting firm. The services and fees must be deemed compatible with the maintenance of the accounting firm’s independence, including compliance with SEC rules and regulations. Throughout the year, the Audit Committee reviews any revisions to the estimates of audit and non-audit fees initially approved. All of the engagements and fees for 2010 and 2009 were approved by the Audit Committee.

SHAREHOLDERS' PROPOSALS FOR NEXT ANNUAL MEETING

Any proposal of a shareholder intended to be presented at the next Annual Meeting of Shareholders expected to be held on May 16, 2012, must be received at the office of our Secretary on or before December 2, 2011, if such proposal is to be considered for inclusion in our Proxy Statement relating to that meeting.

ANNUAL REPORT

Our 2010 Annual Report to Shareholders has been mailed or made available to shareholders previously or is being mailed or made available concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of this proxy solicitation material.

On March 1, 2011, we filed our Annual Report on Form 10-K with the Securities and Exchange Commission. This Report contains detailed information concerning us and our operations and supplementary financial information which, except for exhibits, are included in the Annual Report to Shareholders. A COPY OF THE EXHIBITS WILL BE FURNISHED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: INVESTOR RELATIONS, BERRY PETROLEUM COMPANY, 1999 BROADWAY, SUITE 3700, DENVER, CO 80202.

EXPENSES OF SOLICITATION

The total cost of this solicitation will be borne by us. In addition to use of the mails, certain Officers, Directors and our regular employees, without receiving additional compensation, may solicit proxies personally by telephone, e-mail or facsimile. We may reimburse persons holding shares in their own names or in the names of their nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

OTHER MATTERS

We know of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named on the Form of Proxy Card will vote on said matters in accordance with the recommendations of our Board of Directors.

The above Notice of Annual Meeting of Shareholders, Proxy Statement and Form of Proxy Card are sent by Order of our Board of Directors.

                                                                                           DAVIS O. O’CONNOR

                                                                                           Vice President, General Counsel and Secretary

April 1, 2011

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting date.

BERRY PETROLEUM COMPANY
INTERNET
http://www.proxyvoting.com/bry

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR
TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

90250

FOLD AND DETACH HERE

The Board of Directors Recommends a Vote FOR ALL on Proposal 1, FOR Proposals 2 and 3, and FOR every 1 year on Proposal 4.	Please mark your votes as indicated in this example	☒

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. ELECTION OF DIRECTORS Nominees:		☐	☐	☐
01 R. Busch III	06 R. Heinemann
02 W. Bush	07 T. Jamieson
03 S. Cropper	08 J. Keller
04 J. Gaul	09 M. Reddin
05 S. Hadden	10 M. Young

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
*Exceptions ______________________________________________

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm (Independent Auditors).	☐	☐	☐

3.	Advisory (non-binding) vote on Executive Officer Compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4.	Frequency of advisory (non-binding) vote on Executive Officer Compensation. ☐	☐	☐	☐

5.	The proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR every year on Proposal 4 and in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

You can now access your Berry Petroleum Company account online.

Access your Berry Petroleum Company account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Berry Petroleum Company, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form

Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at:
http://materials.proxyvote.com/085789

 FOLD AND DETACH HERE

BERRY PETROLEUM COMPANY

Proxy for the Annual Meeting of Shareholders

          The undersigned shareholder of Berry Petroleum Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Robert F. Heinemann and Davis O. O’Connor, or either of them, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock or Class B Stock of Berry Petroleum Company held of record by the undersigned on March 14, 2011 at the Annual Meeting of Shareholders to be held on Wednesday, May 11, 2011 or any adjournment thereof.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

90250

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting date.

BERRY PETROLEUM COMPANY
INTERNET
http://www.proxyvoting.com/bry

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR
TELEPHONE
1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

90306-bl

FOLD AND DETACH HERE

The Board of Directors Recommends a Vote FOR ALL on Proposal 1, FOR Proposals 2 and 3, and FOR every 1 year on Proposal 4.	Please mark your votes as indicated in this example	☒

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. ELECTION OF DIRECTORS Nominees:		☐	☐	☐
01 R. Busch III	06 R. Heinemann
02 W. Bush	07 T. Jamieson
03 S. Cropper	08 J. Keller
04 J. Gaul	09 M. Reddin
05 S. Hadden	10 M. Young

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)
*Exceptions ______________________________________________

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm (Independent Auditors)	☐	☐	☐

3.	Advisory (non-binding) vote on Executive Officer Compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4.	Frequency of advisory (non-binding) vote on Executive Officer Compensation. ☐	☐	☐	☐

5.	The proxy holders are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR every year on Proposal 4 and in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature	Signature	Date

Important notice regarding the Internet availability of proxy materials for the annual Meeting of shareholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at:
http://materials.proxyvote.com/085789

  FOLD AND DETACH HERE

BERRY PETROLEUM COMPANY
Proxy for the Annual Meeting of Shareholders

           The undersigned shareholder of Berry Petroleum Company, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Robert F. Heinemann and Davis O. O’Connor, or either of them, as proxy holders, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Common Stock or Class B Stock of Berry Petroleum Company held of record by the undersigned on March 14, 2011 at the Annual Meeting of Shareholders to be held on Wednesday, May 11, 2011 or any adjournment thereof.

Address Change/Comments (Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

90306-bl